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SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
THE AES CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The AES Corporation
1001 North 19th Street
Arlington, Virginia 22209

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 1, 2003

March 26, 2003

TO THE HOLDERS OF COMMON STOCK OF THE AES CORPORATION:

        The 2003 Annual Meeting of Stockholders of The AES Corporation will be held on Thursday, May 1, 2003, at 9:30 a.m. at the Company's corporate offices at 1001 North 19th Street, Arlington, Virginia. Doors to the meeting will open at 8:30 a.m.

        The meeting will be conducted:

  1.
  To elect a board of ten directors;

  2.
  To consider and vote on a proposal to approve The AES Corporation 2003 Long-Term Compensation Plan (approved by the Board of Directors, described in the following Proxy Statement);

  3.
  To consider and vote on a proposal to amend The AES Corporation 2001 Stock Option Plan for Outside Directors (approved by the Board of Directors, described in the following Proxy Statement);

        And, to transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on March 3, 2003 will be entitled to notice of and to vote at this meeting.

Brian A. Miller Secretary and Deputy General Counsel

        EACH STOCKHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY. A PREPAID ENVELOPE IS ENCLOSED FOR RETURNING PROXIES. YOU MAY ALSO VOTE THROUGH THE TELEPHONE OR INTERNET. (SEE DIRECTIONS ON PROXY CARD.) ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

PROXY STATEMENT

March 26, 2003

The accompanying proxy is solicited by the Board of Directors of The AES Corporation (the "Company" or "AES") for use at the Annual Meeting of Stockholders of the Company to be held at 9:30 a.m. on Thursday, May 1, 2003 at the Company's corporate offices, 1001 North 19th Street, Arlington, Virginia, or at any adjournment of such meeting. This Proxy Statement and accompanying proxy are first being sent or given to stockholders on or about March 26, 2003.

If the proxy is properly executed, the shares it represents will be voted at the meeting in accordance with the instructions noted thereon. If no instructions are specified with respect to the matters to be acted upon, the shares will be voted in accordance with the Board of Directors' recommendations for each proposal as set forth herein. Any stockholder executing a proxy has the power to revoke it at any time before it is voted at the meeting by filing a written notice of revocation with the Company, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting of Stockholders and voting in person. Proxies marked as abstentions, or to withhold a vote from a nominee as a director in the case of the election of directors, will have the effect of a negative vote. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be considered as present at the meeting but not entitled to vote with respect to the particular matter and will therefore have no effect.

The only securities of the Company entitled to be voted are shares of Common Stock, and only holders of record of Common Stock at the close of business on March 3, 2003 are entitled to notice of and to vote at the meeting. Holders of Common Stock are entitled to one vote per share. There were 564,542,183 shares of Common Stock outstanding at the close of business on March 3, 2003. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is being delivered concurrently with this Proxy Statement.

Proposal 1

ELECTION OF DIRECTORS

The Board of Directors presently submits the names of ten persons ("Nominees") for election to Director. Only one of the Nominees, Paul T. Hanrahan, is also an employee of the Company. In 2002, the Board of Directors met 26 times, including 15 telephonic meetings. Directors are elected to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. Directors shall be elected by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders, at which a quorum is present.

Roger W. Sant co-founded the Company in 1981. He has been Chairman of the Board and a director of the Registrant since its inception, and he held the office of President through 1986 and Chief Executive Officer through December 31, 1993. He currently is Chairman of the Board of The Summit Foundation, is a Regent of the Smithsonian Institution, and serves on the Board of Directors of Marriott International, Inc., the World Wildlife Fund (US), and the National Symphony Orchestra. He was Assistant Administrator for Energy Conservation and the Environment of the Federal Energy

Administration ("FEA") from 1974 to 1976 and the Director of the Energy Productivity Center, an energy research organization affiliated with The Mellon Institute at Carnegie-Mellon University, from 1977 to 1981.

Richard Darman has been a director of AES since July 2002 and Vice Chairman and Lead Independent Director of the board since December 2002. He is a Partner and Managing Director of The Carlyle Group ("Carlyle"), one of the world's largest private equity firms. He joined Carlyle in February 1993, after serving in the first Bush administration as Director of the U.S. Office of Management and Budget (from 1989 to 1993). Prior to joining the Bush cabinet, he was a Managing Director of Shearson Lehman Brothers, Deputy Secretary of the U.S. Treasury, and Assistant to the President of the United States. He graduated with honors from Harvard College in 1964 and from the Harvard Graduate School of Business Administration in 1967. He has served on the boards of several Carlyle portfolio companies, is a Trustee of the publicly traded CDC Nvest Funds and the AEW Real Estate Income Fund, and is Vice Chairman of the Board of the Smithsonian National Museum of American History. Mr. Darman serves on the Financial Audit Committee and chairs the Special Committee of the Board.

Alice F. Emerson has been a director of AES since 1993. She was a Senior Advisor at The Andrew W. Mellon Foundation from 1991-2002, was President of Wheaton College in Massachusetts from 1975 to 1991, and prior to that served as Dean of Students at the University of Pennsylvania. Ms. Emerson has retired from full-time employment, but continues to serve as a consultant. She is a member of the Boards of Directors of the World Resources Institute, Salzburg Seminar, and the MGH Institute of Health Professions. Ms. Emerson chairs the Environment, Safety and Social Responsibility Committee and serves on the Compensation Committee of the Board.

Paul T. Hanrahan has been a director of AES since June 2002. At that time he was also appointed President and CEO. Prior to assuming this position, he was responsible for AES businesses in Asia, Latin America and Europe at various times. Prior to joining AES, Mr. Hanrahan served as a line officer on a fast attack nuclear submarine in the U.S. Navy from 1980-1984. He received an MBA from Harvard University Business School (May 1986) and an engineering degree from the U.S. Naval Academy (June 1979). Mr. Hanrahan serves on the Board of Directors of Electricidad de Caracas, an AES subsidiary.

Robert F. Hemphill, Jr. has been a director of AES since June 1996. He served as Executive Vice President of AES from 1982 to June 1996. He currently is the Managing Director of Toucan Capital Corporation (a venture capital firm). He also serves on the Boards of the National Museum of American History, ServiceWare Inc., Trophogen Inc., and Optiglobe, and Chameleon Technologies. Mr. Hemphill serves on the Nominating and Corporate Governance Committee and Special Committee of the Board.

Philip Lader has been a director of AES since April 2001. The former U.S. Ambassador to the Court of St. James's, he is Chairman of WPP Group plc, the global advertising and communications services company which includes J. Walter Thompson, Young & Rubicam, and Ogilvy & Mather. A lawyer and founder of Renaissance Weekends, he is also a Senior Advisor to Morgan Stanley International, a director of WPP Group plc, RAND and Marathon Oil Corporations, and a trustee of the British Museum. Formerly White House Deputy Chief of Staff and Administrator of the U.S. Small Business Administration, he also was President of Sea Pines Company, Executive Vice President of the U.S. holdings of the late Sir James Goldsmith, and president of universities in South Carolina and Australia.

Mr. Lader chairs the Nominating and Corporate Governance Committee of the Board.

John H. McArthur has been a director of AES since January 1997. He is the retired Dean of the Harvard Business School, and has been a private business consultant and active investor in various companies since prior to 1994. He serves as Senior Advisor to the President of the World Bank Group. He is also a member of the Boards of Directors of BCE Emergis Inc., BCE Inc., Bell Canada, Cabot Corporation, GlaxoSmithKline plc, HCA Corporation, KOC Holdings, A.S., Reuters Founders Share Company plc, Rohm & Haas Corporation, and Telsat Canada. Mr. McArthur chairs the Financial Audit Committee and serves on the Special Committee of the Board.

Philip A. Odeen is being nominated for election to the Board of Directors. Mr. Odeen retired as Chairman of TRW Inc. in December 2002. Prior to joining TRW in 1997, Mr. Odeen was President and Chief Executive Officer of BDM, which TRW acquired in 1997. From 1978 to 1992, Mr. Odeen was a Senior Consulting Partner with Coopers & Lybrand and served as Vice Chairman, management consulting services, from 1991 to 1992. From 1972 to 1978, he was Vice President of the Wilson Sporting Goods Company. Mr. Odeen has served in senior positions with the Office of the Secretary of Defense and the National Security Council staff. Mr. Odeen graduated Phi Beta Kappa with a B.A. in government from the University of South Dakota. He was a Fulbright Scholar to the United Kingdom and earned a master's degree from the University of Wisconsin. He is a member of the Boards of Directors of Avaya, Convergys Corporation, Northrop Grumman Corporation, Reynolds and Reynolds Company, and WGL Holdings, Inc.

Charles O. Rossotti was elected to the Board on March 13, 2003. Mr. Rossotti, until November 2002, was the Commissioner of Internal Revenue at the Internal Revenue Service ("IRS"). Mr. Rossotti held that position since November 1997. Prior to joining the IRS, Mr. Rossotti was a founder of American Management Systems, Inc., where he held the position of President from 1970-1989, CEO from 1981 to 1993 and Chairman from 1989 to 1997. From 1965 to 1969, he held various positions in the Office of Systems Analysis within the Office of the Secretary of Defense. Mr. Rossotti graduated Magna cum laude from Georgetown University and received an MBA with high distinction from Harvard Business School.

Sven Sandstrom has been a director since October 2002. He is the former Managing Director of the World Bank, retiring from the Bank in December 2001. During his 30-year career with the World Bank, he initially worked in the transport, water and sanitation, and urban development sectors, and subsequently held management positions in all of the Bank's operational regions. He serves on the Board of Directors of Hifabgruppen AB in Sweden and works as a consultant and advisor to several European government ministries and private companies. Mr. Sandstrom serves on the Financial Audit Committee and Nominating and Corporate Governance Committee of the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of the Company's Common Stock by (a) each director and named executive officer, (b) all directors and executive officers as a group and (c) all persons who own more than five percent (5%) of the Company's Common Stock as of December 31, 2002. Unless otherwise indicated, each of the persons and group listed below has sole voting and dispositive power with respect to the shares shown.

Name	Age	Position Held with the Company	Shares of Common Stock Beneficially Owned (1)(2)		% of Class (1)(2)
Shares Beneficially Owned by Directors and Executive Officers
Roger W. Sant	71	Chairman of the Board and Director	29,246,337	(3)	5.24%
Dennis W. Bakke	57	Director	34,931,913	(4)	6.26%
Richard Darman	59	Director	75,000	(5)	*
Alice F. Emerson	71	Director	107,749	(6)	*
Paul T. Hanrahan	45	President and Chief Executive Officer and Director	945,925	(7)	*
Robert F. Hemphill, Jr.	59	Director	2,475,691	(8)	*
Frank Jungers	76	Director	1,050,361	(9)	*
Philip Lader	57	Director	126,827	(10)	*
John H. McArthur	69	Director	24,669		*
Hazel R. O'Leary	65	Director	39,376		*
Philip A. Odeen	67	Director Nominee	8,000		*
Charles O. Rossotti	62	Director	10,000	(11)	*
Sven Sandstrom	62	Director	0
Thomas I. Unterberg	72	Director	2,115,407	(12)	*
Barry J. Sharp	43	Executive VP and Chief Financial Officer	816,474	(13)	*
John R. Ruggirello	52	Executive VP and Chief Operating Officer	790,746	(14)	*
William R. Luraschi	39	Senior VP and General Counsel	219,388		*
J. Stuart Ryan	43	Executive Vice President and Chief Operating Officer	1,072,027	(15)	*
All Directors and Executive Officers as a group (20 persons)			85,533,435	(16)	15.33%
Shares Beneficially Owned by Others:
FMR Corporation	Address:	82 Devonshire Street Boston, MA 02109	42,330,344	(17)	7.59%
Legg Mason Inc.	Address:	100 Light Street Baltimore, MD 21202	90,884,813	(18)	16.29%
Capital Group International	Address:	11100 Santa Monica Boulevard Los Angeles, CA 90025	48,069,070	(19)	8.62%

*
Shares held represent less than 1% of the total number of outstanding shares of Common Stock of the Company.

(1)
Shares beneficially owned and deemed to be outstanding include Common Stock of the Company issued or issuable, on or before March 1, 2003, (a) upon exercise of outstanding options, (b) upon exercise of warrants, (c) under the Deferred Compensation Plan for Executive Officers, (d) under the Deferred Compensation Plan for Directors, (e) under The AES Corporation Profit Sharing and Stock Ownership Plan, and (f) under the Supplemental Retirement Plan.

(2)
Includes (a) the following shares issuable upon exercise of options: Mr. Sant – 904,786 shares; Mr. Bakke- 2,644,808 shares; Mr. Hanrahan – 860,180 shares; Mr. Sharp – 703,249 shares; Mr. Ruggirello – 689,073 shares; Mr. Luraschi – 190,918 shares; Mr. Ryan – 945,136 shares; Mr. Darman – 0 shares; Ms. Emerson – 68,792 shares; Mr. Hemphill – 5,395 shares; Mr. Jungers – 27,396 shares; Mr. McArthur – 17,340 shares; Ms. O'Leary – 32,340 shares; Mr. Rossotti – 0 shares; Mr. Sandstrom – 0 shares; Mr. Unterberg – 25,957 shares; all directors and executive officers as a group – 8,369,305 shares; (b) the following units issuable under the Deferred Compensation Plan for Executive Officers: Mr. Sant – 59,286 shares; all executive officers as a group – 59,286 shares; (c) the following units issuable under the Deferred Compensation Plan for Directors: Mr. Sant – 6,188; Ms. Emerson – 14,373; Mr. Jungers – 173,173; Mr. Lader – 1,478; Mr. McArthur – 7,329; Ms. O'Leary – 7,037; Mr. Unterberg – 256,302; all directors as a group 706,996; (d) the following shares held in The AES Corporation Profit Sharing and Stock Ownership Plan and the Employee Stock Ownership Plan: Mr. Sant – 585,850 shares; Mr. Bakke – 561,294 shares;; Mr. Hanrahan – 34,288 shares; Mr. Hemphill – 396,988 shares; Mr. Sharp – 102,717 shares; Mr. Ruggirello – 78,425 shares; Mr. Luraschi – 22,955 shares; and Mr. Ryan – 78,425 shares; all directors and executive officers as a group – 2,694,572 shares; and (e) the following units issuable under the Supplemental Retirement Plan: Mr. Sant – 8,684; Mr. Bakke – 12,912; Mr. Hemphill – 2,596; Mr. Sharp – 10,068; Mr. Ruggirello – 8,162; Mr. Hanrahan – 18,485; Mr. Luraschi – 5,515; and Mr. Ryan – 7,675; all directors and executive officers as a group – 91,012 units.

(3)
Includes 259,484 shares held in an IRA for the benefit of Mrs. Sant, 226,111 shares in an IRA for the benefit of Mr. Sant, 27,160,948 shares in trusts for the benefit of Mr. and Mrs. Sant, and 35,000 shares held in trust. Mr. and Mrs. Sant can be reached c/o The AES Corporation, 1001 N. 19th Street, Arlington, Virginia 22209.

(4)
Includes 16,708,694 shares held jointly by Mr. Bakke and his wife, 127,044 shares held by his children, 1,754,680 shares held by his wife, 10,000 underlying shares of convertible securities, and 225,682 shares held by the Mustard Seed Foundation, of which Mr. Bakke disclaims beneficial ownership. Mr. Bakke has entered into variable forward sale commitments with respect to a maximum of 7 million shares reported above. Mr. and Mrs. Bakke can be reached at 1655 North Fort Myer Drive Suite 700, Arlington, VA 22209.

(5)
Includes 75,000 shares held in a sub-chapter S corporation of which Mr. Darman has beneficial interest.

(6)
Includes 245 shares held in an IRA for Ms. Emerson.

(7)
Includes 110 shares held by Mr. Hanrahan's wife and 5,500 underlying shares of convertible securities.

(8)
Includes 21,304 shares held in an IRA for the benefit of Mr. Hemphill.

(9)
Includes 106,206 shares held by Mr. Jungers's wife, and 12,500 shares held as underlying shares of convertible securities.

(10)
Includes 7,086 shares held jointly by Mr. Lader and his wife, 25 shares held by his wife, 89,380 shares held in a family-established private foundation, of which Mr. Lader disclaims beneficial ownership, and 5,160 shares held in an IRA for the benefit of Mr. Lader.

(11)
Mr. Rossotti purchased these shares in March 2003.

(12)
Includes 15,304 shares held by Mr. Unterberg's wife, of which Mr. Unterberg disclaims beneficial ownership.

(13)
Includes 440 shares held in beneficial ownership for Mr. Sharp's daughter.

(14)
Includes 15,086 shares held by Mr. Ruggirello's wife.

(15)
Includes 12,670 shares held for the benefit of Mr. Ryan's children.

(16)
Includes 875,001 shares in Trusts for a former director. Includes 4,908,013 shares held jointly by another executive officer and his wife, 31,524 shares held by his wife, 476,804 shares held in trusts for his children, and 1,148,400 shares held in a family trust. Includes 1,572,621 shares held jointly by another executive officer and his wife. Includes 8,000 shares held jointly by another executive officer and his wife, 7,952 shares held in an IRA for the benefit of the executive officer, and 5,024 shares held in an IRA for the benefit of his wife.

(17)
Of this aggregate number, FMR Corporation reported on SEC Schedule-13G filed with the Securities and Exchange Commission dated February 13, 2003, that it had (a) sole voting power on 8,391,136 shares, (b) shared voting power on no shares, (c) sole dispositive power on 42,330,344 shares and (d) shared dispositive power on no shares.

(18)
Of this aggregate number, Legg Mason Inc. reported on SEC Schedule -13G filed with the Securities and Exchange Commission dated February 13, 2003, that it had (a) sole voting power on no shares, (b) shared voting power on 90,884,813 shares, (c) sole dispositive power on no shares, and (d) shared dispositive power on 90,884,813 shares.

(19)
Of this aggregate number, Capital Group International reported on SEC Schedule -13G filed with the Securities and Exchange Commission dated February 11, 2003, that it had (a) sole voting power on 37,264,140 shares, (b) shared voting power on no shares, (c) sole dispositive power on 48,069,070 shares, and (d) shared dispositive power on no shares.

COMPENSATION OF DIRECTORS

Directors who are also officers of AES are not paid any fees or additional compensation for service as members of AES's Board of Directors or any committee thereof. Each Director who is not employed by AES received $33,000 as annual cash compensation for service on the Board of Directors for 2002, and $2,000 for each Board meeting attended in person and $750 for each Board meeting in which he or she participated by telephone conference. A non-executive Chairman receives $82,500 as annual cash compensation for service on the Board of Directors, and $5,000 for each Board meeting attended in person and $1,875 for each Board meeting in which he or she participated by telephone conference. In 2002, the Board did not have a non-executive Chairman. The Directors may elect to defer this compensation pursuant to the Deferred Compensation Plan for Directors in the form of stock units. All Directors are reimbursed for travel and other related expenses incurred in attending Board and committee meetings. Directors who are not employed by AES are not eligible to participate in AES's employee benefit plans but participate in The AES Corporation 2001 Stock Option Plan for Outside Directors. Under the terms of the plan, the Company issues options to purchase shares of the Company's Common Stock at a price equal to the quoted market price on the date the option is granted. Directors eligible to participate in the plan receive options annually to purchase Common Stock valued on the grant date at $40,000, with a non-executive Chairman entitled to receive options annually to purchase Common Stock valued on the grant date at $100,000. These options become eligible for exercise in installments of 50% at the end of each of the first two years. Directors may elect to take their annual compensation consisting of the annual fee plus four regular meeting fees in the form of a stock option award. For each Director and/or non-executive Chairman so electing, they will receive stock options equal to 1.50 times the cash value, and such stock option grants shall vest within one year of grant.

The Board has granted, subject to shareholder approval of a proposed amendment to The AES Corporation 2001 Stock Option Plan for Outside Directors (see Proposal 3), a one-time option to Lead Independent Director and Vice Chairman Richard Darman to purchase up to 300,000 shares of Common Stock at $2.75, the quoted market price on December 3, 2002, the date on which Mr. Darman was appointed Lead Independent Director. Mr. Darman's one-time grant shall vest and become exercisable at the rate of 25% per year. If Mr. Darman is elected by the AES shareholders to serve as a Director of AES, the Board expects to vote to elect Mr. Darman to serve as the Chairman of the Board. Mr. Sant, if elected by the shareholders, will continue to serve as a director and Chairman Emeritus after the election of Mr. Darman as Chairman.

Directors are also compensated for their service on AES committees. If serving as Chairman of a committee of the Board, the following compensation schedule applies: Chairman of the Financial Audit and Special Committees – $20,000 per year; Chairman of the Compensation and Nominating and Corporate Governance Committees – $10,000 per year; and Chairman of the Environment, Safety and Social Responsibility Committee – $5,000 per year. Financial Audit Committee members receive an annual retainer of $10,000 per year, and Special Committee members receive an annual retainer of $10,000 per year. A Director receives $1,000 for each committee meeting attended in person, and $500 for each committee meeting in which he or she participated by telephone conference. Mr. Sant did not receive any meeting fees for the various committee meetings that he attended and or participated by telephone conference during 2002.

COMMITTEES OF THE BOARD

The Board has four standing committees and a Special Committee, which met regularly in 2002. The four standing committees are the Financial Audit Committee, the Environment, Safety and Social Responsibility Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee.

The Financial Audit Committee (the "Audit Committee") of the Board of Directors is responsible for the review and oversight of the Company's performance with respect to its financial responsibilities and the integrity of the Company's accounting and reporting practices. The Audit Committee also selects the Company's independent auditors. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each Audit Committee member is independent as defined by NYSE listing standards. The Audit Committee met eleven times in 2002.

The Environment, Safety and Social Responsibility Committee monitors the environmental and safety compliance, respectively, of the Company and its subsidiaries and reviews and approves the scope of the Company's internal environmental and safety compliance audit programs to consider the adequacy and appropriateness of the programs being planned and performed, as well as periodically reviews the Company's commitment to, and implementation of, its principle to act in a socially responsible way. The Environment, Safety and Social Responsibility Committee met twice in 2002.

The Nominating and Corporate Governance Committee provides recommendations for potential nomination for election of new members of the Board of Directors, establishes compensation for directors, and also considers governance issues relating to the Board of Directors. The Nominating and Corporate Governance Committee considers potential nominations provided by stockholders and submits suggested nominations, when appropriate, to the Board of Directors for approval. Stockholders wishing to recommend persons for consideration by this Committee as nominees for election to the Company's Board of Directors can do so by writing to the Secretary of the Company at 1001 North 19th Street, Arlington, Virginia 22209, giving each such person's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the person recommended of his or her consent to be named as a nominee and, if nominated and elected, to serve as a director. The Company's By-Laws also contain a procedure for stockholder nomination of directors. (See "Submission of Stockholder Proposals and Nominations" below.) The Nominating and Corporate Governance Committee met five times in 2002.

The Compensation Committee establishes rates of salary, bonuses, profit sharing contributions, grants of stock options, retirement and other compensation for officers of AES and for such other people as the Board may designate. The Compensation Committee is composed of three non-employee Directors. All of the members of this committee are "disinterested persons" under the provisions of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee's primary responsibility is to formulate and maintain the compensation program of the Company in order to develop, retain (and attract, when necessary) people important to the Company's performance. This committee specifically acts to evaluate the performance and set the total compensation for the executive officers of the Company, including the CEO, in accordance with the guidelines discussed below. This committee has delegated to the CEO the power to set compensation for the non-executive officers. The Compensation Committee met four times in 2002.

The Special Committee was formed on September 4, 2002 to facilitate communications between the Board and management of the Company in connection with the turnaround efforts faced by the Company and is available to provide advice and assistance to Company management on a more frequent basis than the regularly scheduled meetings of the Board. The Special Committee met seven times in 2002.

AUDIT COMMITTEE REPORT

The Company, not the Audit Committee nor the independent auditor, is responsible for the preparation of its financial statements and its operating results and for the appropriate safekeeping of the Company's assets. The independent auditor's responsibility is to attest to the fair presentation of the financial statements. The independent auditor is accountable to the Audit Committee, and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The role of the Audit Committee is to be satisfied that both the Company and the independent auditor discharge their respective responsibilities effectively.

The Audit Committee held eleven meetings during fiscal 2002. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, the Company, and the Company's independent auditors, Deloitte & Touche LLP. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits, and met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2002 with management and Deloitte & Touche LLP.

The Audit Committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the Audit Committee their independence from the Company. When considering Deloitte & Touche LLP's independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to Deloitte & Touche LLP for audit and non-audit services. (Please see Principal Accounting Firm Fees chart located in the section of the Proxy marked, "General".)

Based on its review and these meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee

Charter (amended on October 4, 2002 and included as Appendix A), the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K. The Audit Committee also selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ended December 31, 2003.

The Audit Committee:

John H. McArthur, Chairman
Richard Darman
Sven Sandstrom

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Responsibilities of the Compensation Committee (the "Committee") of the Board of Directors include establishing policies governing the compensation of officers of AES. The Committee is composed of three non-employee Directors.

The Committee's principal objective in establishing compensation policies is to develop and administer a comprehensive program designed to attract and retain outstanding managers. The policies are designed to encourage such managers to make career commitments to AES and to accomplish AES's short and long-term business objectives.

The Compensation Committee's guidelines for compensation of executive officers are designed to provide fair and competitive levels of total compensation, while integrating pay with performance. Executive officers are evaluated annually for performance according to individual responsibilities and contributions, as well as broader measures related to corporate performance.

There are three elements of AES executive officer compensation (these elements are the same for most employees in the company): Base Salary, Annual Bonus, and Long-Term Compensation.

The Committee's guideline for each component of compensation is to provide compensation that is generally consistent with the Committee's interpretation of competitive compensation averages for individuals with similar responsibilities at companies with similar financial and operating characteristics. Comparisons are made with published amounts, where available, and, from time to time, the Company also participates in various industry-sponsored compensation surveys in addition to the 2002 consultant review described below. Because individual compensation is determined in part by experience and performance, actual compensation may vary from industry averages.

Base Salary is adjusted annually by the Committee to account for general economic and cost of living changes. Also, adjustments are made periodically to recognize significant new or additional responsibilities of individual executive officers. In 2002, the Committee engaged an independent compensation consultant to review the level and mix of executive officer compensation and to assist the Company in the redesign of the Company's Long-Term Compensation policy. Based in part on this review, the Committee established guidelines for suggested ranges of Base Salary, Annual Bonus, and Long-Term Compensation for eligible participants between the 25th to 75th percentiles of similar companies. Based on these guidelines, the Committee adjusted Base Salaries to be competitive with the information contained in the review performed (in 2002) by the independent consultant.

Annual Bonuses were reevaluated in 2002 to emphasize specific corporate performance targets. In 2002, bonuses were based 50 percent on meeting business or corporate cash flow targets, 25 percent on meeting cost-cutting targets, and 25 percent on other goals such as leadership, values, or an officer's business performance with respect to his or her functional area. Targeted ranges for Annual Bonus for different officer job categories or functions were determined from benchmark industry data.

Executive officers also participate in the Company's profit sharing plan (or deferred compensation plan for executive officers) on the same terms as all other people in the Company, subject to any legal limitations on amounts that may be contributed or benefits that may be payable under the plan. Matching contributions and annual profit sharing contributions are made with the Common Stock of the Company to further encourage long-term performance. In addition, certain individuals of the Company participate in the Company's supplemental retirement plan, which provides supplemental retirement benefits to "highly compensated employees" (as defined in the Internal Revenue Code) of an amount which would be contributed on such individual's behalf under the profit sharing plan (or the deferred compensation plan for executive officers) but is not so contributed because of the limitations contained in the Internal Revenue Code.

In most cases, the Committee has taken steps to qualify income paid to any executive officer as a deductible business expense pursuant to regulations issued by the Internal Revenue Service under Section 162(m) of the Internal Revenue Code with respect to qualifying compensation paid to executive officers in excess of $1 million. The Committee will continue to consider the implications to the Company of qualifying all compensation as a deductible expense under Section 162 (m), but retains the discretion to pay bonuses commensurate with an executive officer's contributions to the success of the Company, irrespective of whether such amounts are entirely deductible.

NEW LONG-TERM COMPENSATION PLAN

The Company's proposed 2003 Long-Term Compensation Plan ("2003 LTC Plan") is intended to replace the award of stock options provided under previous AES compensation programs. For 2003, long-term compensation awards ("LTCA") under the 2003 LTC Plan are proposed to be a mix of stock options and "Performance Units" (cash bonuses with payout tied to long-term company performance). Payout under the Performance Units granted for 2003 will not be made until the year 2005. Payout will be made at that time only if certain business targets have been reached for the period 2003-2005. This proposed change is designed to create a balanced long-term compensation plan by tying a portion of the long-term compensation to stock performance and a portion to AES business performance, thereby providing individuals with incentives that have a more comprehensive link to long-term value creation.

Targeted long-term compensation levels under the 2003 LTC Plan for each individual will be awarded annually based on competitive market pay levels for each job category and an individual's specific job performance. LTCA under the 2003 LTC Plan will contain stock-based awards and Performance Units, in percentages based on the Committee's recommendations. The Committee is considering introducing restricted stock to the stock portion for LTCA awarded in the year 2004 and years thereafter.

Under the terms of the 2003 LTC Plan, Performance Units will have an initial value of $1, and will be valued at the end of the performance period (three years) from $0 to $2.00, depending on performance. (If the participant achieves target performance, each performance unit is worth $1.00; if the participant achieves less than 90% of the target performance, each performance unit will be worth $0; if the participant achieves 120% or more of the target performance, each performance unit will be worth $2.00.) The 2003 Performance Units will be tied to the Company's performance as measured by "Cash Value Added" ("CVA"). CVA is equal to AES operating cash flow minus a charge for incremental (new) capital used by AES businesses. The Company has calculated a target CVA for AES as a whole based on budget and corporate model forecasts. A participant's receipt of the LTCA will be dependent upon actual performance compared to this CVA target over a three-year period (2003-2005). Using CVA as a performance measure is consistent with the Company's focus on increasing operating cash flow of AES businesses.

The Company anticipates that a new award of Performance Units will be granted annually. Any payout under such annual Performance Units will occur three years after the date of the grant and will be contingent upon a specific three year business target being met at the end of the three year performance period, with that three year target being set at the time of the grant of the annual Performance Units award.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 2002

Mr. Bakke's compensation for 2002 was reviewed and approved by the Committee. Mr. Bakke received no cash compensation for 2002, and was compensated solely by the grant of stock options (in lieu of a cash salary and cash bonus). The following positive factors were considered in setting Mr. Bakke's compensation:

  •
  The successful execution of an agreement to sell Cilcorp Inc. to Ameren Corporation in a transaction valued at $1.4 billion;

  •
  The successful $215 million financing of AES Guayama Holdings, BV, the AES subsidiary that indirectly owns a 454 MW clean coal-fired AES Puerto Rico power plant in Guayama, Puerto Rico;

  •
  The successful completion of a $45 million financing at AES (NI) Ltd, the AES subsidiary that owns a 520 MW dual-fuel Kilroot Power Station in Northern Ireland; and

  •
  Strong adherence to understanding and awareness by the people in the Company of its shared principles of integrity, fairness, fun and social responsibility.

        The following negative factors considered were:

  •
  A decline in the price of the Company's common stock of approximately 66.85% between December 31, 2001 and June 18, 2002;

  •
  Failure by the Company to meet its budgeted earnings for 2002;

  •
  A reduction in the Company's expected long-term earnings growth rates; and

  •
  Severe liquidity constraints experienced by the Company during 2002.

        Mr. Bakke retired as President and Chief Executive Officer on June 18, 2002, and Mr. Hanrahan was elected to serve as President and Chief Executive Officer on the same day. Mr. Bakke received a retirement package, the primary terms of which are referenced in the section below titled, "Employment Agreements and Separation Agreements".

        Mr. Hanrahan's compensation for 2002 was reviewed and approved by the Committee utilizing the guidelines discussed above. Mr. Hanrahan also entered into an Employment Agreement with the Company, the primary terms of which are referenced in the section below titled, "Employment Agreements and Separation Agreements".

        The following positive factors were considered in setting Mr. Hanrahan's compensation:

  •
  The successful completion of a $2.1 billion bond exchange and bank refinancing that improved the Company's liquidity by substantially eliminating parent maturities through November 2004;

  •
  The successful cost cutting efforts throughout the Company, surpassing it's targeted goal of $200 million by approximately 50%;

  •
  Achieving Parent Operating Cash Flow of $1.095 billion;

  •
  The successful execution and closing of the sale of New Energy, Inc. for approximately $260 million;

  •
  The successful execution of an agreement to sell two Australian generating businesses in transactions valued at approximately $165 million;

  •
  The successful completion of a $145 million nonrecourse financing to fund the completion of the construction of a $400 million natural gas terminal, re-gasification facility, pipeline and a 300 MW dual fuel-fired power plant in the Dominican Republic;

  •
  The successful completion of a $275 million financing of AES Panama to fund the construction of two hydroelectric power facilities in Panama;

  •
  The successful completion of a $38 million financing in South Africa of the 600MW Kelvin coal-fired power facility;

  •
  The successful execution of an agreement to sell two African businesses in transactions valued at $329 million;

  •
  The successful completion of a $98 million financing agreement for the AES Tisza Power Plant Ltd, in Hungry;

  •
  Shifting to a performance-based culture which is consistent with the values of the Company; and

  •
  The redesign of the Company's organizational structure to better accommodate the Company's renewed emphasis on performance and increasing shareholder value.

        The following negative factors considered were:

  •
  A decline in the price of the Company's common stock of approximately 39.84% between June 18, 2002 and December 31, 2002;

  •
  Continuation of instability and lack of resolution regarding the problems facing the Company's investments in Brazil; and

  •
  A decline in the prices of the Company's various debt securities.

        Based on the factors listed above, the Committee determined that Mr. Hanrahan should receive a base salary of $525,000, and a cash bonus of $880,875 for 2002.

The Compensation Committee:

Frank Jungers, Chairman
Alice F. Emerson
Hazel R. O'Leary

COMPENSATION OF EXECUTIVE OFFICERS

The following table discloses compensation received by the six most highly compensated executive officers for the three years ended December 31, 2002.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)(2)	All Other Compensation ($)(3)
Dennis W. Bakke(1) Chief Executive Officer and President	2002 2001 2000	0 0 0	0 0 0	0 1,551 12,133	0 960,646 200,000	0 0 0
Paul T. Hanrahan(1) Chief Executive Officer and President	2002 2001 2000	525,000 240,000 225,000	880,875 0 300,000	360 5,690 438	874,600 304,823 48,571	39,375 24,100 32,125
Barry J. Sharp Executive Vice President and Chief Financial Officer	2002 2001 2000	447,000 260,000 250,000	364,000 0 300,000	1,569 240 240	0 311,443 50,000	2,801,303 25,400 34,750
John R. Ruggirello Executive Vice President and Chief Operating Officer	2002 2001 2000	429,166 250,000 235,000	362,345 0 375,000	230 9,245 1,504	0 334,208 54,571	32,187 24,750 33,175
William R. Luraschi Senior Vice President and General Counsel	2002 2001 2000	382,917 195,000 165,000	323,850 0 140,000	216 216 216	0 92,028 12,286	28,719 12,675 17,325
J. Stuart Ryan Executive Vice President and Chief Operating Officer	2002 2001 2000	429,166 33,333 0	343,548 0 0	240 9,670 0	0 280,283 69,143	29,487 1,667 0

(1)
Mr. Bakke served as President and CEO through June 18, 2002. Mr. Hanrahan become President and CEO on the same date.

(2)
The executive officers included in this Summary Compensation Table (other than Mr. Bakke and Mr. Ryan) received stock option grants effective February 12, 2003. Pursuant to the Company's new compensation program, however, such stock option grants are intended as an incentive for future performance, rather than as a reward for past performance. As a result, the February 12, 2003 stock option grants will be reflected in next year's Proxy Statement as 2003 grants as follows: Mr. Hanrahan 731,418; Mr. Sharp 299,627; Mr. Ruggirello 269,664; and Mr. Luraschi 242,985.

(3)
This column constitutes Company contributions to The AES Corporation Profit Sharing and Stock Ownership Plan of the Company, and allocations to the Company's Supplemental Retirement Plan. Specifically for 2002, (a) amounts contributed to The AES Profit Sharing and Stock Ownership Plan: Mr. Bakke – $0; Mr. Hanrahan – $15,000; Mr. Sharp – $15,000; Mr. Ruggirello – $15,000; Mr. Luraschi – $15,000; and Mr. Ryan – $15,000; and (b) amounts allocated to the Supplemental Retirement Plan: Mr. Bakke – $0; Mr. Hanrahan – $24,375; Mr. Sharp – $18,775; Mr. Ruggirello – $17,187; Mr. Luraschi – $13,719; and Mr. Ryan – $14,487. In addition, it constitutes loan forgiveness in July 2002 for Mr. Sharp in an amount of $2,767,528, which includes a gross-up for federal and state taxes.

Performance Unit Awards in 2003

        There were no performance units granted for 2002. The Company, however, has granted for fiscal year 2003 Performance Units pursuant to a proposed new Long-Term Compensation plan which is tied to the actual future performance of the Company. The proposed new Long-Term Compensation plan is discussed in the Report of the Compensation Committee on Executive Compensation set forth above. To further explain the shift in compensation philosophy regarding long-term compensation, the table set forth below is included for illustrative purposes to show the target performance units granted to named executive officers for 2003. The awards cover the 2003-2005 performance period and were granted under the proposed 2003 Long-Term Compensation Plan. Payout under the Performance Units granted for 2003 will not be made until the year 2005. Payout will be made at that time only if certain business targets have been reached for the period 2003-2005. The 2003 Performance Units are tied to the Company's performance as measured by "Cash Value Added" ("CVA"). CVA is equal to AES operating cash flow minus a charge for incremental (new) capital used by AES businesses. Participants will be paid for actual performance compared to these targets over a three-year period.

        The Company anticipates that a new award of Performance Units will be granted annually. Any payout under such annual Performance Units will occur three years after the date of the grant and will be contingent upon a specific three year business target being met at the end of the three year performance period, with that three year target being set at the time of the grant of the annual Performance Units award.

Name	Number of Performance Units Awarded	Performance or Other Period Until Maturation or Payout	2005 Payout if Performance Below 90% of Corporate CVA Target	2005 Payout if Performance Equals 100% of Corporate CVA Target	2005 Payout if Performance Equals 120% or more of Corporate CVA Target
Paul T. Hanrahan	2,984,850	2003–2005	0	$2,984,850	$5,969,700
Barry J. Sharp	1,222,750	2003–2005	0	1,222,750	2,445,500
John R. Ruggirello	1,065,475	2003–2005	0	1,065,475	2,130,950
William R. Luraschi	991,600	2003–2005	0	991,600	1,983,200
J. Stuart Ryan	0	2003–2005	0	0	0

Option Grants in Last Fiscal Year

The following table provides information on options granted for 2002 to the named executive officers.

Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to all AES People for Fiscal Year(2)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Fair Value ($)(3)
Dennis W. Bakke Chief Executive Officer and President	0	0	0	0	0
Paul T. Hanrahan(4) Chief Executive Officer and President	874,600	76.51	2.20	7/29/2012	1,232,924
Barry J. Sharp Executive Vice President and Chief Financial Officer	0	0	0	0	0
John R. Ruggirello Executive Vice President and Chief Operating Officer	0	0	0	0	0
William R. Luraschi Senior Vice President and General Counsel	0	0	0	0	0
J. Stuart Ryan Executive Vice President and Chief Operating Officer	0	0	0	0	0

(1)
All options are for shares of Common Stock of the Company.

(2)
Percentages are based on the total number of participants awarded options in 2002.

(3)
The Company's assumptions used to calculate this award include an expected volatility of 51.88%, a 4.84% risk free rate of return, no dividends, a 68.08% Black-Scholes ratio, and three year ratable vesting to create a 64.08% post-vested Black-Scholes ratio and a $1.4097 post-vested Black-Scholes value. No adjustments were made for non-transferability or risk of forfeiture. The grant has a 10-year term and two year vesting.

The use of such amounts and assumptions is not intended to forecast any possible future appreciation of the Company's stock price or dividend policy.

(4)
Mr. Hanrahan's option grant was awarded in June 2002 to acknowledge his new responsibilities as President and CEO of the Company.

The Board of Directors approved Long-Term Compensation Awards effective February 12, 2003, which included stock option grants subject to shareholder approval as part of the Company's newly revised Long-Term Compensation Plan. Such stock option grants will be reflected in next year's Proxy Statement as 2003 compensation.

Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year-End Option Value

The following table provides information on option exercises in 2002 by the named executive officers and the value of such officers' unexercised options at December 31, 2002.

			Number of Securities Underlying Unexercised Options at Dec. 31, 2002	Value of Unexercised In-the-Money Options at Dec. 31, 2002
Name	Shares Acquired on Exercise	Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable (1)
Dennis W. Bakke Chief Executive Officer and President	0	0	2,554,808/ 100,000	0/ 0
Paul T. Hanrahan Chief Executive Officer and President	0	0	835,894/ 898,886	0/ 717,172
Barry J. Sharp Executive Vice President and Chief Financial Officer	0	0	678,249/ 25,000	0/ 0
John R. Ruggirello Executive Vice President and Chief Operating Officer	0	0	661,787/ 27,286	0/ 0
William R. Luraschi Senior Vice President and General Counsel	0	0	184,775/ 6,143	0/ 0
J. Stuart Ryan Executive Vice President and Chief Operating Officer	0	0	910,564/ 34,572	0/ 0

(1)
The amounts in this column have been calculated based on the difference between the quoted market price of the Company's Common Stock on December 31, 2002 of $3.02per share for each security underlying such stock option and the per share exercise price.

Securities Authorized for Issuance under Equity Compensation Plans (As of December 31, 2002)

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	21,362,349	18.16	8,238,753
Equity compensation plans not approved by security holders (1)	11,881,293	13.15	118,707
Total	33,243,642	16.37	8,357,460

(1)
The AES Corporation 2001 Non-officer Stock Option Plan was adopted by our Board of Directors on October 18, 2001. This plan did not require approval under either the SEC or NYSE rules and/or regulations. Eligible participants under the plan include all of our non-officer employees. As of the end of December 31, 2002, approximately 13,500 employees held options under the plan. The exercise price of each option awarded under the plan is equal to the fair market value of our common stock on the grant date of the option. Options under the plan generally vest as to 50% of their underlying shares on each anniversary of the option grant date, however, grants dated October 25, 2001 vest in one year. The plan shall expire on October 25, 2011. The Board may amend, modify or terminate the plan at any time.

Employment Agreements and Separation Agreements

  Officer Employment Agreements:

The Company entered into individual employment agreements with Mr. Hanrahan, Mr. Ruggirello, Mr. Sharp and Mr. Luraschi (the "Employment Agreements").

Each of the Employment Agreements shall end on December 31, 2005, provided, however, that commencing on January 1, 2005, and on each subsequent January 1, the term of the Employment Agreements shall automatically be extended for one additional year unless, no later than the date which is six (6) months prior to the renewal date, the Company or the individual provides notice of an intent not to extend the term. Each of the Employment Agreements provides a respective base salary amount. Mr. Hanrahan also is eligible for an annual bonus with a target of (150%) of his base salary; Mr. Ruggirello and Mr. Sharp are eligible for an annual bonus with a target of (105%) of their respective base salary; and Mr. Luraschi is eligible for an annual bonus with a target of (90%) of his base salary. The annual bonus amounts are payable based on achievement of corporate performance goals and/or other conditions that are established by the Compensation Committee of the Board. Each of the individuals also is eligible to participate in the Company's long-term compensation plans.

The Employment Agreements provide that, if the Company terminates an executive's employment other than for Disability or Cause or if an individual terminates his employment for Good Reason, as each such term is defined in the Employment Agreements, then the Company will be obligated to pay the terminated individual a pro rata bonus for the year of termination and (a), if the terminated individual is Mr. Sharp, Mr. Ruggirello or Mr. Luraschi, an amount equal to the product of one (1) and the sum of the annual Base Salary rate in effect for the individual immediately preceding the date of termination and the individual's target bonus for the year in which the date of termination occurs or (b), if the terminated individual is Mr. Hanrahan, an amount equal to the product of two (2) and the sum of (i) the annual Base Salary rate in effect for Mr. Hanrahan immediately preceding the date of termination and (ii) his target bonus for the year in which the date of termination occurs. In addition, Mr. Sharp, Mr. Ruggirello and Mr. Luraschi would be entitled, for a twelve (12) month period immediately following the date of termination, with Mr. Hanrahan entitled to a twenty-four (24) month period, to continue to participate in all medical, dental, hospitalization, life insurance and other welfare, fringe benefit and perquisite plans and programs, in each case in which he was participating on the date of termination. Each option to acquire common stock of the Company granted under a Company incentive plan or other arrangement that is held by the individual on the date of termination would remain outstanding, and continue to vest according to its terms as if the individual remained employed by the Company, until the earlier of (i) the end of the original term of such option or (ii), if the terminated individual is Mr. Sharp, Mr. Ruggirello and Mr. Luraschi, the second anniversary of the date of termination, or (iii), if the terminated individual is Mr. Hanrahan, the third anniversary of the date of termination.

If an Executive's Employment Agreement is terminated by the Company other than for Cause or Disability or if the Executive terminates his Employment for Good Reason, in either case within two years following a Change in Control, the terminated individual shall receive the payments and benefits set forth above regarding termination by an individual for Good Reason or by the Company other than for Disability or Cause, except that (i) the multiplier regarding the product of the sum of the annual base salary and annual target bonus shall be increased to three (3), (ii) the benefit continuation period shall be extended to thirty-six (36) months and (iii) each option described above held by the employee shall vest and become immediately exercisable in full on the date of termination and shall remain exercisable until the earlier of (a) the end of the original term of such option or (b) the fourth anniversary of the date of termination of the respective Employment Agreement.

For purposes of the Employment Agreements, "Change in Control" shall mean the occurrence of any one of the following events: (a) any Person is or becomes the Beneficial Owner of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (b) the following individuals cease for any reason to constitute a majority of directors then serving: individuals who, on the date hereof, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board, the entity surviving such merger or consolidation, or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company; or (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  Separation Agreements:

In June 2002, in connection with Mr. Bakke's retirement from the Company and resignation as President and Chief Executive Officer, the Company entered into a Retirement Agreement with Mr. Bakke, whereby the Company agreed to pay Mr. Bakke a monthly retirement benefit equal to $110,830, which monthly benefit shall continue to be paid through the earlier of his death or June 2016. Pursuant to the terms of the Retirement Agreement, Mr. Bakke agreed to certain restrictive covenants regarding non-competition and non-solicitation. Mr. Bakke also agreed to provide reasonable cooperation and assistance to the Company regarding issues related to the transition of management and other legal matters. In addition, in February 2003, Mr. Bakke agreed to restrict all AES stock owned or controlled by Mr. Bakke, except for the following possible sales: (a) in 2003, up to 5 million shares; (b) in 2004, up to an additional 5 million shares; and (c) in 2005, up to an additional 10 million shares. In return for this agreement to restrict the sale of AES stock owned by Mr. Bakke, the Company agreed that (a) any unvested AES stock options owned by Mr. Bakke would vest immediately and all options do not expire until ten years from the respective option grant date; (b) Mr. Bakke would retain the office furnishings that he is currently utilizing; and (c) the Company through 2003 would pay the costs to maintain an office for Mr. Bakke, including payment of the compensation of his administrative assistant. Also, in connection with Mr. Bakke's retirement from the Board of Directors, the Company has decided to make a charitable donation of approximately 660,000 shares of AES Common Stock to the Mustard Seed Foundation, a charitable foundation founded by Mr. Bakke, to recognize the lifetime contributions made by Mr. Bakke on behalf of the Company as a co-founder of the Company.

In February 2003, in connection with Mr. Ryan's resignation as Executive Vice-President and Chief Operating Officer, the Company entered into a Separation Agreement with Mr. Ryan. Pursuant to the terms of Mr. Ryan's Separation Agreement, the Company provided Mr. Ryan with a pro-rata bonus for 2003 equal to $52,500, a severance payment equal to $765,000, and a consulting payment of $200,000 in return for his availability and commitment to provide reasonable consulting services for six months to the Company, and the Company agreed to immediately vest upon the execution of the Separation Agreement any stock options of the Company owned by Mr. Ryan, which options will expire on the tenth anniversary of their grant dates. Mr. Ryan's Separation Agreement contains non-competition, non-disparagement and non-solicitation provisions.

Related Party Transactions

In July 2002, the Company forgave a $1.5 million loan to Mr. Sharp. Including a gross-up for federal and state tax purposes relating to this loan, the total loan forgiveness for Mr. Sharp totals $2,767,528. As part of Mr. Sharp's Employment Agreement, he has agreed that if he voluntarily leaves the Company's employ within the two years following the forgiveness of the loan, he would be responsible to pay to the Company liquidated damages for an amount up to the original loan amount.

THE AES CORPORATION STOCK PRICE PERFORMANCE

Peer Group Index*

The Peer Group consists of the following publicly traded companies in the global power generation industry: Edison International, CMS Energy Corporation, and International Power, PLC.

The 2002 Peer Group Index reflects the weighted average total return for the entire Peer Group calculated for the period in which the Company's equity securities were registered with the Securities and Exchange Commission pursuant to the Exchange Act, from a base of 100. In compliance with Securities and Exchange Commission regulations, the returns of each company in the Peer Group Index have been weighted according to their market capitalization as of the beginning of the period.

The Report of the Compensation Committee on Executive Compensation and The AES Corporation Stock Price Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act.

* Excludes The AES Corporation

Proposal 2

APPROVAL OF THE AES CORPORATION 2003 LONG-TERM COMPENSATION PLAN

The Board of Directors has unanimously adopted The AES Corporation 2003 Long-Term Compensation Plan (the "2003 LTC Plan"), subject to shareholder approval. To this end, the 2003 LTC Plan is being submitted to shareholders for approval so that certain awards granted under the 2003 LTC Plan may qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code ("Section 162(m)"), and to comply with certain New York Stock Exchange Requirements. Section 162(m) generally limits to $1 million the annual corporate federal income tax deduction for compensation paid to the chief executive officer or any of the four other highest paid officers of a publicly held corporation, unless such compensation is performance-based.

Summary of the 2003 LTC Plan

The following summary description of the 2003 LTC Plan is qualified in its entirety by reference to the full text of the 2003 LTC Plan, which is attached to this proxy statement as Appendix B. The parenthetical section references that follow refer to sections of the 2003 LTC Plan that relate to the summary description provided.

Purpose. The purpose of the 2003 LTC Plan is to (i) reward full-time or part-time employees of AES or its affiliates, including those individuals to whom an offer of employment has been extended (each an "Employee"), by means of appropriate incentives for achieving long-range Company goals; (ii) to provide incentive compensation opportunities that are competitive with those of other similar companies; (iii) to further match Employees' financial interests with those of the Company's other shareholders through compensation that is based on the Company's common stock and thereby enhance the long-term financial interest of the Company and its Affiliates, including through the growth in the value of the Company's equity and enhancement of long-term shareholder return; and (iv) to facilitate recruitment and retention of outstanding personnel eligible to participate in the 2003 LTC Plan. (Section 1)

Administration. The 2003 LTC Plan will be administered by the Compensation Committee of the Board, or any successor committee thereto, or another committee of the Board appointed or designated by the Board (the "Committee"). Subject to the terms of the 2003 LTC Plan, the Committee may make awards under the 2003 LTC Plan; determine when and to whom awards will be granted, the types of awards and the number of shares of Common Stock ("Shares") covered by the awards; establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards and cancel or suspend awards. The Committee may delegate its authority subject to certain limitations. (Section 3(a) and (i))

Settlement of Awards.    The Committee shall have authority under the 2003 LTC Plan to determine whether, to what extent and under what circumstances awards under the 2003 LTC Plan may be settled, paid or exercised in cash, Shares or other awards under the 2003 LTC Plan or other property, or canceled, forfeited or suspended. (Section 3(d))

Interpretation and Operation.    The Committee shall have the authority to interpret the 2003 LTC Plan and any award or agreement made under the 2003 LTC Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the 2003 LTC Plan, to determine the terms and provisions of any agreements entered under the 2003 LTC Plan (not inconsistent with the 2003 LTC Plan), and to make all other determinations necessary or advisable for the administration of the 2003 LTC Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 2003 LTC Plan or in any award agreement under the 2003 LTC Plan in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of the 2003 LTC Plan shall be final, binding and conclusive. (Section 3(e) and (g))

Deferral of Awards.    The Committee shall determine whether, to what extent, and under what circumstances cash, Shares, other securities, other awards under the 2003 LTC Plan, other property, and other amounts payable with respect to an award under the 2003 LTC Plan shall be deferred either automatically, or at the election of the holder thereof, or of the Committee. (Section 3(f))

Section 162(m).    Subject to the terms of the 2003 LTC Plan, the Committee will have the authority and discretion to determine the extent to which awards under the 2003 LTC Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements. (Section 3(b))

Shares Available.    Subject to adjustment, the maximum number of Shares that may be delivered pursuant to awards granted under the 2003 LTC Plan is 17,000,000. Notwithstanding the foregoing and subject to the 2003 LTC Plan's adjustments provision (as described below), no eligible 2003 LTC Plan participant may receive stock options and stock appreciation rights under the 2003 LTC Plan in any calendar year that relate to more than 1,000,000. (Section 4(a))

Shares to be issued under the 2003 LTC Plan may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the 2003 LTC Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the 2003 LTC Plan. (Section 4(b))

If any Shares covered by an award (other than a Substitute Award as defined below), or to which such an award relates, terminate, lapse or are forfeited or cancelled, or such an award is otherwise settled without the delivery of the full number of Shares underlying the award, then the Shares covered by such award, or to which such award relates, to the extent of any such forfeiture, termination, lapse, cancellation, etc., shall again be, or shall become available for issuance under the 2003 LTC Plan. Shares underlying Substitute Awards shall not reduce the number of Shares available for delivery under the 2003 LTC Plan. A "Substitute Award" under the 2003 LTC Plan is any award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines (Sections 2 and 4(c) and (d))

Adjustments.    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2003 LTC Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of awards under the 2003 LTC Plan, including without limitation the limit set forth in the 2003 LTC Plan relating to grants of options and stock appreciation rights to any individual, (ii) the number and type of Shares (or other securities or property) subject to outstanding awards under the 2003 LTC Plan, and (iii) the grant, purchase, or exercise price with respect to any award under the 2003 LTC Plan or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, however, that the number of Shares subject to any award under the 2003 LTC Plan shall always be a whole number. (Section 4(e))

Eligibility.    All full-time or part-time employees (including an officer or director who is also an employee) of the Company or an affiliate of the Company are eligible to participate in the 2003 LTC Plan. Other than for awards of Incentive Stock Options (as described below), any individual or individuals to whom an offer of employment has been extended may also receive awards under the 2003 LTC Plan at the discretion of the Committee. Holders of equity-based awards issued by a company acquired by the Company or with which the Company combines are eligible to receive Substitute Awards under the 2003 LTC Plan. Currently, approximately 30,150 employees are eligible for awards under the 2003 LTC Plan. (Sections 2 and 5)

Grant of Awards.    The Committee may grant the following four types of awards under the 2003 LTC Plan: (i) Options, (i) Restricted Stock Awards or Restricted Stock Units, (iii) Other Stock-Based Awards and (iv) Performance Awards (each an "Award"). (Sections 6, 7, 8 and 9)

Options.    An Option is an option to purchase one share of Common Stock. The Committee may grant either an Incentive Stock Option or a Non-Qualified Stock Option. An Incentive Stock Option is an Option that meets the requirements of Section 422 of the Code, or any successor provision thereto. A Non-Qualified Stock Option is an Option that is not an Incentive Stock Option. The Committee may grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the 2003 LTC Plan, as the Committee may determine:

        (a)  The purchase price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such purchase price shall not be less than the fair market value of a Share on the date of grant of such Option.

        (b)  The term of each Option shall be fixed by the Committee and the effect thereon, if any, of the termination of employment by the holder of such Option shall be determined by the Committee and set forth in the applicable agreement under the 2003 LTC Plan.

        (c)  Any Option may be exercised at any time during the period commencing with either the date that Option is granted or the first date permitted under a vesting schedule established by the Committee and ending with the expiration date of the Option. A 2003 LTC Plan participant may exercise his Option for all or part of the number of Shares which he is eligible to exercise under terms of the Option. The Committee shall determine the method or methods by which, and the form or forms in which, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price, payment of the exercise price with respect thereto may be made or deemed to have been made.

        (d)  The terms of any Incentive Stock Option granted under the 2003 LTC Plan shall comply in all respects with the provisions of Section 422 of the IRS Code, or any successor provision thereto, and any regulations promulgated thereunder. (Sections 2 and 6)

Restricted Stock.    An Award of Restricted Stock consists of Shares and an Award of Restricted Stock Units consists of contractual rights denominated in Shares, each of which represents a right to receive the value of a Share (or a percentage of such value, which percentage may be higher than 100%). Shares and Restricted Stock Units underlying such Awards are subject to restrictions and such other terms and conditions as the Committee may determine, which restrictions and such other terms and conditions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. If the vesting conditions applicable to an Award of Restricted Stock or Restricted Stock Units relate exclusively to the passage of time and continued employment or provision of services, or refraining therefrom, such time period shall consist of not less than 36 months, except that the foregoing restriction shall not apply to such Awards if they are made in satisfaction of Company obligations to employees that would otherwise be paid in cash, are issued in connection with the exercise of a stock option or other award under the 2003 LTC Plan or are Substitute Awards. (7(a))

Other Stock-Based Awards.    The Committee may from time to time grant to eligible participants of the 2003 LTC Plan such other Awards (including, without limitation, stock appreciation rights and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the 2003 LTC Plan. Subject to the terms of the 2003 LTC Plan, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted as Other Stock-Based Awards shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall, except in the case of substitute Awards, not be less than the fair market value of such Shares or other securities as of the date such purchase right is granted. (Section 8)

Performance Awards.    A Performance Award (also known as a Performance Unit) is an Award under the 2003 LTC Plan that the Committee intends to qualify as "qualified performance based compensation" under Section 162(m), and which Award is made to an individual who is expected by the Committee to be both (i) a "covered employee" as defined in Section 162(m) for the tax year of the Company with regard to which a deduction in respect of such person's Award would be allowed and (ii) the recipient of compensation (other than "qualified performance based compensation" as defined in Section 162(m)) in excess of $1,000,000 for such tax year. Performance Awards shall become earned and payable if preestablished targets relating to one or more of the following performance measures are achieved during a performance period or periods, as determined by the Committee: (i) Cash Value Added, (ii) Total Shareholder Return, (iii) Return on Equity, (iv) Revenue Growth, (v) Return on Net Assets, (vi) Earnings Per Share, (vii) EBITDA, (viii) Return on Invested Capital, (ix) Parent Operating Cash Flow, (x) Consolidated Free Cash Flow or (xi) Cash Return on Investment (CRI) (each as defined). Such targets may relate to the Company as a whole, or to one or more units thereof, and may be measured over such periods, as the Committee shall determine. The maximum value of any Performance Award which may be earned under the 2003 LTC Plan is $10,000,000.

Termination of Employment.    Except as otherwise determined by the Committee or provided by the Committee in an applicable agreement under the 2003 LTC Plan, in case of termination of employment:

        (a)  for reason of death or Disability (as defined), any unvested Award then held by such employee shall be immediately accelerated and become fully vested, exercisable and payable and any such Award that is an Option shall automatically expire on the earlier of (i) the date the Option would have expired had the Employee continued in such employment and (ii) one year after the date such Employee's service ceases;

        (b)  for reason of Retirement (as defined), (i) any unvested Award (other than Options) then held by such employee shall be immediately accelerated and become fully vested, exercisable and payable and (ii) any Option then held by such employee shall automatically expire on the earlier of (A) the date the Option would have expired had the Employee continued in such employment and (B) one hundred and eighty days after the date such Employee's service ceases, except that any incentive stock option shall automatically expire on the earlier of the date set forth in clause (A) above and three months after the date that such employee's service ceases; and

        (c)  by the Company for cause (as determined by the Committee in its sole discretion), (i) any Award then held by such employee whose restrictions have not lapsed, which is not exercisable or which is not payable will automatically be forfeited in full and canceled by the Company upon such termination of employment and (ii) any Option then held by such Employee to the extent exercisable shall automatically expire on the earlier of (A) the date the Option would have expired had the employee continued in such service and (B) and three months after the date that such employee's service ceases.

        (d)  for any reason other than death, Disability, Retirement, or cause (as determined by the Committee in its sole discretion):

          (i)    any Award (other than Performance Awards) then held by such employee whose restrictions have not lapsed, which is not exercisable or which is not payable will automatically be forfeited in full and canceled by the Company upon such termination of employment,

          (ii)  any Option then held by such Employee to the extent exercisable shall automatically expire on the earlier of (A) the date the Option would have expired had the employee continued in such service and (B) one hundred and eighty days (180) days after the date that such employee's service ceases, except that any incentive stock option shall automatically expire on the earlier of the date set forth in clause (A) above and three months after the date that such employee's service ceases, and

          (iii)  any Performance Award then held by such Employee which is not then payable will be paid in accordance with its terms at the time the Performance Award would have been payable if the termination of employment had not occurred, and the payment shall be prorated based on the number of days in the performance period that occurred prior to the termination of employment. (Section 10)

Duration of the 2003 LTC Plan.    The 2003 LTC Plan shall be effective as of February 12, 2003, subject to its approval by the stockholders of the Company. No Award shall be granted under the 2003 LTC Plan after the tenth anniversary of the effective date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to administer the Plan and to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date. (Section 11)

Amendment, Modification and Termination of the 2003 LTC Plan.    Except to the extent prohibited by applicable law and unless otherwise expressly provided in the applicable agreement under the 2003 LTC Plan or in the 2003 LTC Plan, the Board may amend, alter, suspend, discontinue, or terminate the 2003 LTC Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply or (ii) the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding Award. Notwithstanding anything to the contrary herein, the Committee may amend the 2003 LTC Plan in such manner as may be necessary to enable the 2003 LTC Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations. (Section 12(a))

Change in Control.    Except as otherwise provided in the applicable agreement under the 2003 LTC Plan, upon the occurrence of a Change in Control, all outstanding Options under the 2003 LTC Plan shall become fully exercisable and all outstanding Awards (other than Options) under the 2003 LTC Plan shall become fully vested and payable. (Section 13)

Change in Control is defined as the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to any person or group (as that term is used in Section 13(d) (3) of the Exchange Act) of persons, (ii) a person or group (as so defined) of persons (other than management of the Company on the date of the adoption of the 2003 LTC Plan or their affiliates) shall have become the beneficial owner of more than 35% of the outstanding voting stock of the Company, or (iii) during any one-year period, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election or nomination was approved by a majority of the directors then in office who were either directors at the beginning of such period or who were previously so approved, but excluding under all circumstances any such new director whose initial assumption of office occurs as a result of an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of any individual, corporation, partnership or other entity or group) cease to constitute a majority of the Board of Directors. (Section 2)

Transferability.    Except as the Committee may otherwise determine from time to time, no Award and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant. (Section 14(d))

Other Benefit and Compensation Programs. Awards received by a Participant under the 2003 LTC Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an affiliate, unless expressly so provided by such other plan, contract or arrangement, or the Committee determines that an award or portion of an award should be included to reflect competitive compensation practices or to recognize that an award has been made in lieu of a portion of competitive cash compensation. Nothing contained in the 2003 LTC Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, including incentive arrangements providing for the issuance of options and stock, and awards that do not qualify under Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases. (Section 14(c))

Summary of Tax Aspects of 2003 LTC Plan

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 2003 LTC Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Non-Qualified Stock Options ("NQSO").    An optionee will not recognize any taxable income upon the grant of an NQSO and the Company will not be entitled to a tax deduction with respect to the grant of an NQSO. Upon exercise of an NQSO, the excess of the fair market value of the Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the Stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

In the event of a sale of Stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Stock is more than one year.

Incentive Stock Options ("ISO").    An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below.

A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

Restricted Stock. A grantee will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock is subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

Restricted Stock Units and Performance Awards.    The grant of an Award of Restricted Stock Units or a Performance Award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such an Award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Other Matters

NEW PLAN BENEFITS

2003 Long-Term Compensation Plan

Name and Position	Number of Performance Units	Value of Performance Units(1)	Number of Securities Underlying Options
Dennis W. Bakke Chief Executive Officer and President	N/A	N/A	N/A
Paul T. Hanrahan Chief Executive Officer and President	2,984,850	(1)	N/A
Barry J. Sharp Executive Vice President and Chief Financial Officer	1,222,750	(1)	N/A
John R. Ruggirello Executive Vice President and Chief Operating Officer	1,065,476	(1)	N/A
William R. Luraschi Senior Vice President and General Counsel	991,600	(1)	N/A
J. Stuart Ryan Executive Vice President and Chief Operating Officer	N/A	N/A	N/A
Executive Group	8,014,045	(1)	N/A
Non-Executive Director Group	N/A	N/A	N/A
Non-Executive Officer Group	8,996,000	(1)	3,300,000

(1)
Payout under Performance Units granted for 2003 will not be made until the year 2005. Payout will be made at that time only if certain business targets have been reached for the period 2003-2005. Each Performance Unit will be worth from $0 to $2.00 depending upon Company performance during the years 2003-2005. If the participant achieves target performance, each performance unit is worth $1.00; if the participant achieves less than 90% of the target performance, each performance unit will be worth $0; if the participant achieves 120% or more of the target performance, each performance unit will be worth $2.00.

The Committee has discretion to determine the type, terms and conditions and recipients of awards granted under the 2003 LTC Plan. Accordingly, it is not possible at this time to determine the awards that may be granted to any officer or other employee of AES during a given future year of the Plan. The Committee, however, has granted options under the 2003 LTC Plan to eligible employees who are non-executive officers of AES. Subject to shareholder approval, such option grants will become effective as of February 12, 2003. The total number of Shares underlying such option grants is set forth in the table above. The exercise price of the options is $2.83, which was the fair market value of a Share on the date of grant. The fair market value of a Share as of March 14, 2003 was $3.12.

For information on option grants to named executive officers in 2003, please see footnote 2 of the Summary Compensation Table on page 13 of this proxy statement which sets forth the option awards to each of the named executive officers for fiscal 2003 under The AES Corporation 2001 Stock Option Plan. Also, all executive officers as a group (9 persons) received options relating to a total number of 3,964,455 Shares under The AES Corporation 2001 Stock Option plan for fiscal 2003. Other than option awards, our executives and employees have not previously received awards of restricted stock or restricted stock units, other stock-based awards or performance awards.

The Board adopted the 2003 LTC Plan subject to shareholder approval. Absent such approval, the 2003 LTC Plan will not become effective; no awards will be made under the 2003 LTC Plan. In these circumstances, the Board intends to review and reconsider AES's compensation program in light of such vote, its need to retain key employees and the other principles described in the Compensation Committee Report on Executive Compensation included elsewhere in this proxy statement.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE 2003 LONG-TERM COMPENSATION PLAN.

Proposal 3

APPROVAL OF CERTAIN AMENDMENTS TO THE 2001 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

The AES Corporation 2001 Stock Option Plan for Outside Directors (the "2001 Director Plan"), eligible participants being any director of the Company who is not an employee of AES or any of its affiliates, encourages and promotes the growth and prosperity of AES by helping to attract, retain and reward outside directors or AES with equitable and competitive compensation opportunities and by sharing in the stock ownership of AES. The Board of Directors has adopted certain amendments to the 2001 Director Plan, subject to stockholder approval at the forthcoming Annual Meeting. The stockholders will vote at the forthcoming Annual Meeting on a proposal to (i) permit the Board of Directors at its sole discretion to grant a one-time option to each outside director elected or appointed lead outside director and/or non-executive Chairman of the Board of Directors as of the date of such election or appointment to purchase up to 300,000 shares of Common Stock and (ii) increase the maximum aggregate number of shares for which options may be granted under the 2001 Director Plan from 750,000 shares of Common Stock to 2,750,000 shares of Common Stock.

There follows a brief description of the principal features of the 2001 Director Plan.

Shares Available for Future Grants.    On February 12, 2003, the Board of Directors approved and adopted an amendment to the 2001 Director Plan, subject to stockholder approval at the forthcoming Annual Meeting, to provide for the grant of options to purchase up to a total number of 2,750,000 shares of Common Stock pursuant to the 2001 Director Plan, subject to adjustment for any merger or other corporation transaction or event as described below under "Recapitalization". Prior to such amendment, the maximum number of shares underlying the options available for grant under the 2001 Director Plan was 750,000.

AES will reserve, either from authorized but unissued Common Stock or from Common Stock reacquired by AES and held in its treasury, the full number of shares of Common Stock necessary to satisfy all options that may be granted under the 2001 Director Plan.

Administration.    The Board of Directors will administer the 2001 Director Plan. Subject to the provisions of the 2001 Director Plan and such restrictions, if any, as the Board of Directors may make, the Board of Directors will have authority to modify, prescribe, amend and rescind rules and regulations relating to the 2001 Director Plan, to construe all plan provisions and to determine any and all questions arising under the 2001 Director Plan. The determination of the Board of Directors will be binding and conclusive on all persons.

Eligibility.    Any director of AES who is not an employee of AES or any of its affiliates will be eligible to participate in the 2001 Director Plan. Currently, eleven directors are eligible for awards under the 2001 Director Plan and only one director is eligible to receive a Lead Option (as defined below).

Awards.    Options may be granted under the 2001 Director Plan in accordance with the policies established by the Board of Directors from time to time. Currently, AES's policies provide that each outside director of the Company receive:

  •
  an initial option as of the date of his or her initial election or appointment to the Board of Directors, the grant date value of which is discretionary and determined by the Board of Directors at the time of such election or appointment ("Initial Option"), and

  •
  an annual option with a grant date value of $40,000 ("Annual Option").

In addition, on February 12, 2003, the Board of Directors approved an amendment to the 2001 Director Plan, subject to approval by the stockholders at the forthcoming Annual Meeting, to permit the Board of Directors in its sole discretion to grant an option to purchase up to 300,000 shares of Common Stock to any outside director elected or appointed lead outside director and/or non-executive Chairman of the Board of Directors as of the date of such election or appointment (a "Lead Option"). The Board of Directors, subject to stockholder approval of the immediately above referenced amendment to the 2001 Director Plan, has granted to Richard Darman a Lead Option effective as of February 12, 2003 to purchase 300,000 shares of Common Stock with an exercise price per share of Common Stock equal to $2.75 per share, the quoted market price of the Company's Common Stock on December 3, 2002, the date on which Mr. Darman accepted the position of Lead Independent Director. If the amendment is approved, Mr. Darman's one-time grant shall vest and become exercisable at the rate of 25% per year. If Mr. Darman is elected by the AES stockholders to serve as a Director of AES, the Board expects to vote to elect Mr. Darman to serve as the Chairman of the Board. Mr. Sant, if elected by the shareholders, will continue to serve as a director and Chairman Emeritus after the election of Mr. Darman as Chairman.

Each option granted under the 2001 Director Plan will be in writing, and such writing will specify the number of shares of Common Stock that may be purchased pursuant to the option and any conditions under which the option has been granted. In addition, unless otherwise specified, each option will be subject to the following terms and conditions:

  •
  The exercise price per share of Common Stock that may be purchased pursuant to an Initial Option or an Annual Option will equal 100% of the quoted market price of the Common Stock on the date of grant of the option.

  •
  Each option will expire 10 years after the date of grant of the option, or such earlier date as it may no longer be exercised and cannot, by its terms, become exercisable.

  •
  Unless otherwise determined by the Board of Directors, the Initial Option shall vest and become exercisable at the rate of 20% per year (upon the anniversary date of the grant).

  •
  Unless otherwise determined by the Board of Directors, the Annual Option will become fully vested and exercisable as to 100% of the number of Shares underlying any such Annual Option one year from the date of grant of such option.

  •
  Unless otherwise determined by the Board of Directors, the Lead Option shall vest and become exercisable at the rate of 25% per year (upon the anniversary date of the grant).

  •
  Notwithstanding the foregoing, upon a change of control (as defined below), all options will become fully vested and exercisable.

  •
  Unless otherwise determined by the Board of Directors, the portion of an option that has not vested and become exercisable at the time of the termination of an optionee's service with AES prior to a change in control shall be forfeited.

For purposes of the 2001 Director Plan, "Change of Control" shall mean the first to occur of:

          (i)    an individual, corporation, partnership, group, associate or other entity or "person", as such term is defined in Section 14(d) of the Exchange Act of 1934, other than AES or any employee benefit plan(s) sponsored by AES, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of AES's outstanding securities ordinarily having the right to vote at elections of directors;

          (ii)    individuals who constitute the Board of Directors on the effective date of the 2001 Director Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any Approved Director (as defined below) shall be, for purposes of this definition of "Change of Control", considered as though such person were a member of the Incumbent Board. An "Approved Director", for purposes of this definition of "Change of Control", shall mean any person becoming a director subsequent to the effective date of the 2001 Director Plan whose election, or nomination for election by the AES's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of AES in which such person is named as a nominee of the AES for director), but shall not include any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board of Directors; or

          (iii)    the approval by the stockholders of AES of a plan or agreement providing for a merger or consolidation of AES other than with a wholly-owned subsidiary and other than a merger or consolidation that would result in the voting securities of AES outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of AES or such surviving entity outstanding immediately after such merger or consolidation, or for a sale, exchange or other disposition of all or substantially all of the assets of AES. If any of the events enumerated in this subsection (iii) occurs, the Board of Directors shall determine the effective date of the Change of Control resulting therefrom for purposes of the 2001 Director Plan.

In addition, each outside director may elect to forgo his or her cash compensation and be granted an alternative option ("Alternative Option"). The estimated fair value (used for determining the grant) of an Alternative Option may be greater than the sum of the fees and the estimated fair value of the Annual Option. Each outside director who has elected to receive such an Alternative Option will be granted an Alternative Option to purchase the number of whole shares of Common Stock which will have an estimated fair value equal to the product of (i) the sum of his or her annual fees and the fees for the four quarterly meetings multiplied by (ii) 1.50. For example, it was decided for 2002 that each outside director will receive $33,000 in annual fees and four regular meeting fees equal to $8,000 for a total of $41,000. If a director elects the alternative option, such director would receive an Alternative Option equal to $61,500 ($41,000 × 1.50 = $61,500).

Each Alternative Option will be in writing, and such writing will specify the number of shares of Common Stock that may be purchased pursuant to the Alternative Option and any conditions under which it has been granted. In addition, each Alternative Option will be subject to the following terms and conditions:

  •
  Unless otherwise determined by the Board of Directors, the exercise price per share of Common Stock that may be purchased pursuant to an Alternative Option will equal 100% of the fair market value of the Common Stock on its date of grant.

  •
  Each Alternative Option will expire 10 years after its date of grant, or such earlier date as it may no longer be exercised and cannot, by its terms, become exercisable.

  •
  Unless otherwise determined by the Board of Directors, an Alternative Options will fully vest upon the completion of the outside director's one-year term.

  •
  Notwithstanding the foregoing, upon a change in control, any Alternative Option will become fully vested and exercisable.

  •
  Unless otherwise determined by the Board of Directors, the portion of an option that has not vested and become exercisable at the time of the termination of an optionee's service prior to a change in control shall be forfeited.

The number of shares which may be purchased pursuant to an Initial Option, an Annual Option, a Lead Option or an Alternative Option will be determined by the Board of Directors by applying the option valuation methodology. The 2001 Director Plan defines option valuation methodology as the method specified by the Board of Directors from time to time for determining the number of shares of Common Stock to be subject to an option and, if applicable, the exercise price thereof. The option valuation methodology may be the Black-Scholes option valuation methodology or such other methodology as may be deemed reasonable by the Board of Directors.

Recapitalization.    In the event of any merger, consolidation, split-up, spin-off, combination or exchange of shares, or other recapitalization or change in capitalization or other similar corporate transaction or event that affects AES's Common Stock or other securities of AES and the Board of Directors determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits under the 2001 Director Plan, the Board of Directors will, as it deems equitable, adjust any or all of:

  •
  the number of shares of Common Stock (or number and kind of other securities or property) which may be made the subject of options, including the aggregate limits described above under "Shares Available for Future Grants,"

  •
  the number of shares of Common Stock (or number and kind of other securities or property) subject to outstanding options, and

  •
  the grant, purchase or exercise price with respect to any option.

In the alternative, if deemed appropriate, the Board of Directors will make provision for a cash payment to an optionee.

In the event of any stock split, reverse stock split, stock dividend or other subdivision or combination of the Common Stock or other securities of the Company, the items above will be adjusted automatically.

Transferability.    No option granted under the 2001 Director Plan will be sold, transferred or otherwise disposed of by any optionee or by any other person having any rights to the option, other than by will or by the laws of descent and distribution.

Nonexclusivity.    Nothing contained in the 2001 Director Plan will preclude the Company from adopting or continuing in effect other or additional compensation arrangements, and any such arrangements may be generally applicable, or applicable only in specific cases.

Termination; Amendment.    The 2001 Director Plan will terminate no later than January 1, 2011. Notwithstanding this, the Company reserves the right to change, amend, modify or terminate the 2001 Director Plan (or any portion of the 2001 Director Plan), including without limitation the amount of an Initial, Annual, Lead or Alternative Option to be granted to an outside director under the 2001 Director Plan at any time; provided, however, that the Company will not amend the 2001 Director Plan to increase the aggregate shares available for future grants, other than as provided for above in "Recapitalization," without also seeking stockholder approval.

In addition, subject to the terms of the 2001 Director Plan and applicable law, the Board of Directors may waive any conditions or rights under or change, amend, modify or terminate any option, prospectively or retroactively.

Summary of Tax Aspects of the
2001 Director Plan.

All options granted under the 2001 Director Plan are nonqualified stock options. The tax consequences of such options are described above under the description of Proposal 2, "Summary of Tax Aspects of 2003 LTC Plan."

Other Matters.

The chart below sets forth the projected option grants that would have been made under the 2001 Director Plan if the proposed amendment had been effective in 2002.

New Plan Benefits

2001 Director Plan
Name and Position	Number of Securities Underlying Options
Richard Darman, Non-Executive Director Chairman	300,000 (Lead Option)
Non-Executive Director Group	169,468 (Annual Options, including Initial Options)
Non-Executive Director Group	36,552 (Alternative Options)

Effective as of February 12, 2003, subject to shareholder approval, the Board of Directors granted to Richard Darman a Lead Option to purchase 300,000 shares of Common Stock with an exercise price per share of Common Stock at $2.75 per share, the quoted market price of the Company's Common Stock on December 3, 2002, the date on which Mr. Darman was appointed Lead Independent Director. Mr. Darman's Lead Option will vest and become exercisable at the rate of 25% per year. Mr. Darman's Lead Option will expire on February 11, 2013, ten years from its grant date. The fair market value of a share of AES Common Stock as of March 14, 2003 was $3.12.

As discussed above in the section titled "Awards", each outside director may elect to receive an Alternative Option in lieu of his or her Annual Option and cash compensation. Accordingly, it is not possible to determine the number of Annual Options or Alternative Options that may be granted to directors under the 2001 Director Plan. For 2002, the director group received (i) Annual Option grants totaling 35,190 shares, with an exercise price per share of Common Stock equal to $7.91 per share, (ii) Alternative Option grants totaling 36,552 shares, with an exercise price per share of Common Stock equal to $7.91per share, and (iii) two Initial Option Grants totaling 134,278 shares, with exercise price per share of Common Stock equal to $2.20 and $0.95.

Stockholder approval of the amendments to the 2001 Director Plan is not required under Delaware law or under the charter and bylaws of the Company, but is required pursuant to the terms of the 2001 Director Plan and is also being sought in order to qualify for certain regulatory benefits under New York Stock Exchange rules. If stockholders do not approve the amendments to the 2001 Director Plan, they will not be adopted.

The affirmative vote of holders representing a majority of the outstanding shares of Common Stock present or represented at the forthcoming Annual Meeting is necessary for the adoption of Proposal 3.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDMENTS TO THE AES CORPORATION 2001 PLAN FOR OUTSIDE DIRECTORS.

Section 16(a)Beneficial Ownership
Reporting Compliance

Based solely on the Company's review of reports filed under Section 16(a) of the Securities Exchange Act of 1934 and certain representations, the Company believes that in 2002 there were no reports that were not reported on a timely basis and no known failure to file a required form, except that Mr. Woodcock did not timely file on Form 4 transfers of AES stock from a charitable remainder trust on March 29, 2002, June 28, 2002, October 2, 2002, and December 31, 2002 in order to satisfy the trusts' obligation.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Any stockholder entitled to vote in the election of directors and who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the Year 2004 Annual Meeting. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid to the Secretary, The AES Corporation, 1001 North 19th Street, Arlington, Virginia 22209 and must be received no later than November 27, 2003 in compliance with new regulations promulgated by the Commission. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedure.

AES's By-Laws contain a procedure for stockholder nomination of directors. The By-Laws provide that any record owner of stock entitled to be voted generally in the election of directors may nominate one or more persons for election as a director at a stockholders meeting only if written notice is given to the Secretary of AES of the intent to make such nomination. The notice must be given, with respect to an annual meeting, not later than 90 days in advance of such annual meeting and with respect to a special meeting, not later than the close of business on the seventh day following the earlier of (a) the date on which notice of such special meeting is first given to stockholders and (b) the date on which a public announcement of such meeting is first made. Each notice must include (i) the name and address of each stockholder who intends to appear in person or by proxy to make the nomination and of the person or persons to be nominated; (ii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming them) pursuant to which the nomination is to be made by the stockholder; (iii) such other information regarding each nominee proposed by such stockholder as would have been included in a proxy statement filed pursuant to Rule 14a-8 under the Exchange Act; and (iv) the consent of each nominee to serve if elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure. The procedure for stockholder nomination of directors described above may have the effect of precluding a nomination for election of directors at a particular meeting if the required procedure is not followed.

GENERAL

Deloitte & Touche LLP has been engaged as the Company's independent auditors for 2003. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be given an opportunity to make a statement. They also will be available to respond to appropriate questions.

The following chart outlines fees billed during the year ended December 31, 2002 by Deloitte and Touche LLP:

Principal Accounting Firm Fees

Aggregate fees billed to the Company during 2002 for the fiscal year ending December 31, 2002 and 2001 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting:

	2002	2001
Audit Fees:	$7,664,291	$6,151,347
Audit Related Fees (a):	443,433	300,110
Total audit and audit-related fees:	8,107,724	6,451,457
Tax Fees (b):	5,785,067	5,977,250
All Other Fees (c)(d):	164,265	677,862
Total Fees (e)(f):	14,057,056	13,106,569

(a)
Includes fees for audits of employee benefit plans and due diligence work.
(b)
Includes fees for corporate and subsidiary tax return preparation services, corporate tax consultation, expatriate tax return preparation services and consultations.

(c)
Other includes fees for internal control services and other miscellaneous projects.
(d)
All Other Fees include $0 and $309,984, respectively, of fees for services provided by Deloitte Consulting for the years ended December 31, 2002 and 2001. Deloitte & Touche LLP recently announced its intent to separate Deloitte Consulting from the firm.
(e)
Fee information excludes fees billed to equity method investees in both years.
(f)
The Company desires to maintain an independent relationship between itself and Deloitte and Touche LLP, and to ensure that level of independence during 2002, the Financial Audit Committee of the Company established a framework within which to judge if Deloitte and Touche LLP may be eligible to provide certain services outside of it's main role as outside auditor. Services within the established framework include audit and related services and certain tax services. Services outside of the framework will require Financial Audit Committee approval prior to the performance of the service. The Sarbanes-Oxley Act of 2002 addresses auditor independence, and this framework is consistent with the provisions of the Act. No services were approved after the fact by the Financial Audit Committee that were considered to be de minimis pursuant to paragraph (c)(7)(i)(c) of Rule 2.01 of Regulation S-X of the Securities Exchange Act of 1934, as amended.

SOLICITATION OF PROXIES

Proxies will be solicited by mail, telephone, or other means of communication. The Company has retained the services of EquiServe and Corporate Investor Communications, Inc. to assist in the solicitation of proxies from stockholders for a fee, including its expenses, estimated at $6,000. In addition, solicitation can be made by directors, officers, and regular employees of the Company. The Company will reimburse brokerage firms, custodians, nominees, and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc., for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitation will be borne by the Company.

FORM 10-K ANNUAL REPORT

Any Stockholder who desires an additional copy of the Company's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary, The AES Corporation, 1001 North 19th Street, Arlington, Virginia 22209. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Stockholders may also visit the Company's web site at http://www.aesc.com

By Order of the Board Of Directors,

Brian A. Miller
Secretary and Deputy General Counsel

Appendix A

Revised October 4, 2002

THE AES CORPORATION
A Delaware Corporation
(the "Company")

Audit Committee Charter

Purpose

        The Audit Committee is created by the Board of Directors of the Company to assist the Board in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company's independent auditor, the performance of the Company's internal audit function, compliance by the Company with legal and regulatory requirements; and prepare the audit committee report that Securities and Exchange Commission rules require to be included in the Company's annual proxy statement.

Membership

        The Audit Committee shall consist of at least three members, comprised solely of independent directors meeting the independence and experience requirements of Section 10A of the Securities and Exchange Act of 1934, the rules promulgated thereunder and the rules of the New York Stock Exchange.

        The Nominating and Corporate Governance Committee of the Company shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. Audit Committee members shall be appointed by the Board annually and may be removed by the Board at any time. A majority of the independent members of the Board shall designate the Chair of the Audit Committee.

Authority and Responsibilities

        In addition to any other responsibilities which may be assigned from time to time by the Board, the Audit Committee is responsible for, the following matters.

Independent Auditors

        The Audit Committee has the sole authority to retain and terminate the independent auditors of the Company (subject, if applicable, to shareholder ratification), including sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors. The Audit Committee must pre-approve each such non-audit service to be provided by the Company's independent auditors. The Audit Committee may consult with management in the decision making process, buy may not delegate this authority to management. The Audit Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more Audit Committee members, provided that such designees present any such approvals to the full Audit Committee at the next Audit Committee meeting.

        The Audit Committee shall review and approve the scope and staffing of the independent auditors' annual audit plan(s) and evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions and recommendations with respect to the independent auditors to the full Board on at least an annual basis. As part of such evaluation, at least annually, the Audit Committee shall:

        1.    obtain and review a report from the Company's independent auditors describing: (i) the independent auditor's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and any steps taken to deal with any such issues; (iii) all relationships between the independent auditor and the Company; and (iv) assuring that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

        2.    review and evaluate the senior members of the independent auditor team, particularly the lead audit partner and the audit responsible for reviewing the audit;

        3.    consider whether the audit firm should be rotated in addition to the rotation of the lead audit partner and the auditor responsible for reviewing the audit as required by law, so as to assure continuing auditor independence; and

        4.    obtain the opinion of management and the internal auditors of the independent auditor's performance.

        The Audit Committee shall establish policies for the Company's hiring of employees or former employees of the independent auditors.

Internal Auditors

        At least annually, the Audit Committee shall evaluate the performance, responsibilities, budget and staffing of the Company's internal audit function and review the annual internal audit plan. Such evaluation shall include a review of the responsibilities, budget and staffing of the Company's internal audit function with the independent auditors. At least annually, the Audit Committee shall evaluate the performance of the senior internal auditing executive, and make recommendations to the Board and management regarding the responsibilities, retention or termination of such executive.

Financial Statements; Disclosure and Other Risk Management and Compliance Matters

        1.    The Audit Committee shall review with management, the internal auditors and the independent auditor:

          (a)  the annual audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis and Analysis of Financial Condition and Results of Operations", prior to the filing of the Company's Form 10-K and the quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis and Analysis of Financial Condition and Results of Operations", prior to the filing of the Company's Form 10-Q;

          (b)  any analyses or reports prepared by management, the internal auditors and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

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          (c)  the effect of regulatory and accounting initiatives or actions, off-balance sheet structures and related party transactions on the financial statements of the Company; and any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles.

        2.    The Audit Committee shall review, in conjunction with management, the Company's policies with respect to the Company's earnings press releases and all financial information, such as earnings guidance, provided to analysts and rating agencies, including the types of information to be made. The Audit Committee may review any such press release or financial information as it deems appropriate.

        3.    The Audit Committee shall, in conjunction with the CEO and CFO of the Company, review the effectiveness of the Company's disclosure controls and procedures.

        4.    The Audit Committee shall review any significant changes in the Company's internal controls or other factors that could significantly affect these controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

        5.    The Audit Committee shall review and discuss with the independent auditor those matters required by Statements on Auditing Standards.

        6.    The Audit Committee shall review the Company's policies and practices with respect to risk assessment and risk management, including discussing with management and the internal auditors the Company's major financial risk exposures and the steps that have been taken to monitor and control such exposures.

        7.    The Audit Committee shall establish procedures for: the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters and review any such complaints and submissions.

        8.    The Audit Committee shall prepare the audit committee report that Securities and Exchange Commission rules require to be included in the Company's annual proxy statement.

Reporting to the Board

        The Audit Committee shall report to the Board periodically. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board.

        At least annually, the Audit Committee shall review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

        At least annually, the Audit Committee shall evaluate its own performance and report to the Board on such evaluation.

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Procedures

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. The Chair of the Audit Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter.

        As necessary, the Audit Committee shall meet separately with management, with internal auditors or other personnel responsible for the internal audit function with the independent auditor.

        The Audit Committee is authorized to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the Audit Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company. The Audit Committee may delegate its authority to subcommittees of the Audit Committee when it deems appropriate and in the best interests of the Company.

Limitations Inherent in the Audit Committee's Role

        It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditor.

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Appendix B

THE AES CORPORATION

2003 LONG TERM COMPENSATION PLAN
(Effective Date: 2/12/031)

        1.    PURPOSE. The 2003 Long Term Compensation Plan (the "Plan") has been established by The AES Corporation (the "Company") (a) to reward Employees by means of appropriate incentives for achieving long-range Company goals; (b) to provide incentive compensation opportunities that are competitive with those of other similar companies, (c) to further match Employees' financial interests with those of the Company's other shareholders through compensation that is based on the Company's common stock and thereby enhance the long-term financial interest of the Company and its Affiliates, including through the growth in the value of the Company's equity and enhancement of long-term shareholder return and (d) to facilitate recruitment and retention of outstanding personnel eligible to participate in the plan.

        2.    DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

        (a)  "Affiliate" means (i) any Subsidiary of the Company, (ii) any entity or Person or group of Persons that, directly or through one or more intermediaries, is controlled by the Company and (iii) any entity or Person or group of Persons in which the Company has a significant equity interest, as determined by the Committee.

        (b)  "Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

        (c)  "Award" means any Option, award of Restricted Stock or Restricted Stock Units, Other Stock-Based Award or Performance Award granted under the Plan.

        (d)  "Board" or "Board of Directors" means the board of directors of the Company.

        (e)  "Change in Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to any Person or group (as that term is used in Section 13(d) (3) of the Exchange Act) of Persons, (ii) a Person or group (as so defined) of Persons (other than management of the Company on the date of the adoption of this Plan or their Affiliates) shall have become the beneficial owner of more than 35% of the outstanding voting stock of the Company, or (iii) during any one-year period, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election or nomination was approved by a majority of the directors then in office who were either directors at the beginning of such period or who were previously so approved, but excluding under all circumstances any such new director whose initial assumption of office occurs as a result of an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of any individual, corporation, partnership or other entity or group) cease to constitute a majority of the Board of Directors.

1
Subject to approval by the stockholders of the Company.

1

        (f)    "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

        (g)  "Committee" means the Compensation Committee of the Board of Directors, or any successor committee thereto, or such other committee of the Board of Directors as is appointed or designated by the Board to administer the Plan.

        (h)  "Covered Person" means an individual who is expected by the Committee to be both (i) a "covered employee" as defined in Section 162(m) of the Code for the tax year of the Company with regard to which a deduction in respect of such person's Award would be allowed and (ii) the recipient of compensation (other than "qualified performance based compensation" as defined in Section 162(m)) in excess of $1,000,000 for such tax year.

        (i)    "Disability" means the disability of a Participant (i) such that the Participant is considered disabled under any long term disability plan of the Company, or otherwise (ii) as determined by the Committee.

        (j)    "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. "Employee" shall also include any individual or individuals to whom an offer of employment has been extended. References in this Plan to "employment" and related terms shall include the provision of services in any such capacity.

        (k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (l)    "Fair Market Value" means the closing sale price of the Shares, as reported on the composite tape of New York Stock Exchange issues, or any other reporting system selected by the Committee on the relevant dates, or, if no sale of Shares is reported for that date, on the date or dates that the Committee determines, in its sole discretion, to be appropriate for purposes of the valuation.

        (m)  "Incentive Stock Option" means an option granted under Section 6 that meets the requirements of Section 422 of the Code, or any successor provision thereto.

        (n)  "Non-Qualified Stock Option" means an option granted under Section 6 that is not an Incentive Stock Option.

        (o)  "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

        (p)  "Other Stock-Based Award" means any right granted under Section 8.

        (q)  "Participant" means an Employee to whom an Award has been made.

        (r)  "Performance Award" means an Award to a Covered Person under Section 9.

        (s)  "Person" means any individual, corporation, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        (t)    "Plan" means this 2003 Long Term Compensation Plan, as amended and in effect from time to time.

        (u)  "Restricted Stock" means any Share underlying an Award granted under Section 7.

        (v)  "Restricted Stock Unit" means a contractual right underlying an Award granted under Section 7 that is denominated in Shares, which Unit represents a right to receive the value of a Share (or a percentage of such value, which percentage may be higher than 100%) upon the terms and conditions set forth in the Plan and the applicable Agreement.

        (w)  "Retirement" means retirement of an Employee (i) as defined under any retirement plan of the Company or any Affiliate which is qualified under Section 401 of the Code or otherwise (ii) as determined by the Committee.

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        (x)  "Share" means a share of Stock.

        (y)  "Stock" means the common stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.

        (z)  "Subsidiary" means any entity in which the Company owns or otherwise controls, directly or indirectly, stock or other ownership interests having the voting power to elect a majority of the board of directors, or other governing group having functions similar to a board of directors, as determined by the Committee.

        (aa) "Substitute Award" means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

        (bb) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee, acquire the right to receive cash and/or Shares issuable in satisfaction of an Award.

        3.    ADMINISTRATION. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee.

        (a)  The Committee shall have exclusive power to make Awards, to determine when and to whom Awards will be granted, the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards and, subject to the terms of the Plan, to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the Employee, the Employee's present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

        (b)  Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m) of the Code, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

        (c)  The Committee shall have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

        (d)  The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended.

        (e)  The Committee shall have the authority to interpret the Plan and any Award or Agreement made under the Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with the Plan), and to make all other determinations necessary or advisable for the administration of the Plan.

        (f)    The Committee shall determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically,

3

or at the election of the holder thereof, or of the Committee.

        (g)  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive.

        (h)  In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

        (i)    Except to the extent prohibited by applicable law or regulation, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The Committee may revoke any such allocation or delegation at any time.

        (j)    The Company and any Affiliate shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and any Affiliate as to an Employee's or Participant's employment, or other provision of services, termination of employment, or cessation of the provision of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefit under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        (k)  To the fullest extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

        4.    SHARES AVAILABLE FOR AWARDS.

        (a)  Subject to adjustment as provided in Section 4(e), the maximum number of Shares that may be delivered pursuant to Awards granted under the Plan is 17,000,000. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(e), no Participant may receive Options and stock appreciation rights under this Plan in any calendar year that relate to more than 1,000,000 Shares.

        (b)  Shares to be issued under the Plan may be made available from authorized but unissued Stock, Stock held by the Company in its treasury, or Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of the Plan.

        (c)  If any Shares covered by an Award other than a Substitute Award, or to which such an Award relates, terminate, lapse or are forfeited or cancelled, or such an Award is otherwise settled without the delivery of the full number of Shares underlying the Award, then the Shares covered by such Award, or to which such Award relates, to the extent of any such forfeiture, termination, lapse, cancellation, etc., shall again be, or shall become available for issuance under the Plan.

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        (d)  Shares underlying Substitute Awards shall not reduce the number of Shares available for delivery under this Plan.

        (e)  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, including without limitation the individual limit set forth in Section 4(a), (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award shall always be a whole number.

        5.    ELIGIBILITY. All Employees are eligible to participate in this Plan and receive Awards hereunder. Holders of equity-based awards issued by a company acquired by the Company or with which the Company combines are eligible to receive Substitute Awards hereunder.

        6.    OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

        (a)  The purchase price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

        (b)  The term of each Option shall be fixed by the Committee and the effect thereon, if any, of the termination of employment of the Participant shall be determined by the Committee and set forth in the applicable Agreement.

        (c)  Any Option may be exercised at any time during the period commencing with either the date that Option is granted or the first date permitted under a vesting schedule established by the Committee and ending with the expiration date of the Option. A Participant may exercise his Option for all or part of the number of Shares which he is eligible to exercise under terms of the Option. The Committee shall determine the method or methods by which, and the form or forms in which, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, payment of the exercise price with respect thereto may be made or deemed to have been made.

        (d)  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

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        7.    RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. The Committee is hereby authorized to grant Awards of Restricted Stock and/or Restricted Stock Units to Participants.

        (a)  The Awards granted under this Section 7 shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote Shares underlying Restricted Stock Awards or the right to receive any dividend, other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. If the vesting conditions applicable to an Award of Restricted Stock or Restricted Stock Units relate exclusively to the passage of time and continued employment or provision of services, or refraining therefrom, such time period shall consist of not less than 36 months, except that the foregoing restriction shall not apply to such Awards if they (i) are made in satisfaction of Company obligations to employees that would otherwise be paid in cash, (ii) are issued in connection with the exercise of an Option or other Award hereunder, or (iii) are Substitute Awards.

        (b)  Any Award of Restricted Stock or Restricted Stock Units may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares underlying a Restricted Stock Award, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares.

        8.    OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, stock appreciation rights and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 8 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

        9.    PERFORMANCE AWARDS.

        (a)  The Committee is hereby authorized to grant Performance Awards to Covered Persons, if the Committee intends that such Awards shall qualify as "qualified performance based compensation" under Section 162(m) of the Code.

        (b)  Performance Awards shall become earned and payable if targets relating to one or more of the following performance measures are achieved during a performance period or periods, as determined by the Committee: (i) Cash Value Added, (ii) Total Shareholder Return, (iii) Return on Equity, (iv) Revenue Growth, (v) Return on Net Assets, (vi) Earnings Per Share, (vii) EBITDA, (viii) Return on Invested Capital, (ix) Parent Operating Cash Flow, (x) Consolidated Free Cash Flow or (xi) Cash Return on Investment (CRI), each as hereinafter defined.

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        (c)  Performance targets relating to the performance measures set forth above shall be preestablished by the Committee, and achievement thereof certified prior to payment of the Award, as required by Section 162(m) and regulations promulgated thereunder, may relate to the Company as a whole, or to one or more units thereof, and may be measured over such periods, as the Committee shall determine.

        (d)  The maximum value of any Performance Award which may be earned under the Plan is $10,000,000.

        (e)  For purposes of this Plan, the following terms shall have the meanings set forth below. Each of the financial variables of which the respective measures are a function shall be determined in accordance with GAAP in a manner consistent with the Company's audited financial statements for the relevant period.

          (i)    "Cash Return on Investment (CRI)" means (A) consolidated cash flow from operations less mandatory capital expenditures, divided by (B) gross investment (where gross investment equals gross property), plant and equipment, plus working capital.

          (ii)  "Cash Value Added" means (A) operating profit after taxes, adjusted for minority interests, plus depreciation and amortization expenses and other material non-cash charges (if any) minus (B) a charge reflecting the cost (including replacement) of new capital.

          (iii)  "Consolidated Free Cash Flow" means consolidated cash flow from operations less mandatory capital expenditures (adjusted for minority interests).

          (iv)  "Earnings Before Income Taxes, Depreciation and Amortization (EBITDA)" means net income from continuing operations plus (1) provision for income taxes and (2) depreciation and amortization expenses.

          (v)  "Earnings Per Share" for a period means diluted earnings per common share from continuing operations before extraordinary items.

          (vi)  "Return on Equity" for a period means net income divided by average shareholders' equity (adjusted for accumulated other comprehensive losses).

          (vii) "Return on Invested Capital" for a period means (A) net operating profits after taxes divided by (B) total liabilities plus amounts, if any, attributable to minority interests, preferred stock and average shareholders' equity (adjusted for accumulated other comprehensive losses).

          (viii)  "Return on Net Assets" for a period means net income less preferred stock dividends divided by the difference of average total assets less average non-debt liabilities, with average defined as the sum of assets or liabilities at the beginning and ending of the period divided by two.

          (ix)  "Revenue Growth" means the percentage change in revenue (as defined in Statement of Financial Accounting Concepts No. 6, published by the Financial Accounting Standards Board) from one period to another.

          (x)  "Total Shareholder Return" means the sum of the appreciation in the Company's stock price and dividends paid on the common stock of the Company over a given period of time.

          (xi)  "Parent Operating Cash Flow" means "Parent Operating Cash Flow" as defined in the Company's annual report filed on Form 10-K.

        10.  TERMINATION OF EMPLOYMENT. Except as otherwise determined by the

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Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

        (a)  Upon termination of employment or cessation of provision of services by the Employee for reason of death or Disability, or under other circumstances provided by the Committee in its discretion in the applicable Agreement:

          (i)    any Award (other than Options) then held by such Employee shall be immediately accelerated and become fully vested, exercisable and payable, and

          (ii)  any Option then held by such Employee shall be immediately accelerated and become fully vested, exercisable and payable and shall expire on the earlier of (1) the date the Option would have expired had the Employee continued in such employment and (2) one year after the date such Employee's service ceases.

        (b)  Upon termination of employment or cessation of provision of services by the Employee for reason of Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement:

          (i)    any Award (other than Options) then held by such Employee shall be immediately accelerated and become fully vested, exercisable and payable, and

          (ii)  any Option then held by such Employee shall automatically expire on the earlier of (1) the date the Option would have expired had the Employee continued in such employment and (2) one hundred and eighty days after the date the such Employee's service ceases, except that any Incentive Stock Option shall automatically expire on the earlier of the date set forth in clause (1) above and three months after the date that such Employee's service ceases.

        (c)  Upon termination of employment by the Company for cause (as determined by the Committee in its sole discretion), or under other circumstances provided by the Committee in its discretion in the applicable Agreement:

          (i)    any Award then held by such Employee whose restrictions have not lapsed, which is not exercisable or which is not payable will automatically be forfeited in full and canceled by the Company upon such termination of employment, and

          (ii)  any Option then held by such Employee, to the extent exercisable, shall automatically expire on the earlier of (1) the date the Option would have expired had the Employee continued in such employment and (2) and three months after the date that such Employee's service ceases.

        (d)  Upon termination of employment or cessation of provision of services by the Employee for any reason other than death, Disability, Retirement or termination of employment by the Company for cause (as determined by the Committee in its sole discretion), or under other circumstances provided by the Committee in its discretion in the applicable Agreement:

          (i)    any Award (other than Performance Awards) then held by such Employee whose restrictions have not lapsed, which is not exercisable or which is not payable will automatically be forfeited in full and canceled by the Company upon such termination of employment,

          (ii)  any Option then held by such Employee, to the extent exercisable, shall automatically expire on the earlier of (1) the date the Option would have expired had the Employee continued in such employment and (2) one hundred and eighty days after the date the such Employee's service ceases, except that any Incentive Stock Option shall

8

  automatically expire on the earlier of clause (i) above and three months after the date that such Employee's service ceases, and

          (iii)  any Performance Award then held by such Employee which is not then payable will be paid in accordance with its terms at the time the Performance Award would have been payable if the termination of employment had not occurred, and the payment shall be prorated based on the number of days in the performance period that occurred prior to the termination of employment.

        11.  DURATION. The Plan shall be effective as of February 1, 2003, subject to its approval by the stockholders of the Company. No Award shall be granted under the Plan after the tenth anniversary of the effective date. However, unless otherwise expressly provided in the Plan or in an applicable Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to administer the Plan and to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

        12.  AMENDMENT, MODIFICATION AND TERMINATION.

        (a)  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply or (ii) the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding Award. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations.

        (b)  The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any Participant or holder or beneficiary of an Award, provided, however, that no such action shall impair the rights of a Participant or holder or beneficiary under any Award theretofore granted under the Plan.

        (c)  With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend, or otherwise modify, without Board or shareholder approval, the terms of the Plan or Awards with respect to such Participant in order to conform such terms with the provisions of local law; provided that such amendment or other modification shall not increase the total number of Shares reserved for purposes of the Plan without the approval of the shareholders of the Company.

        (d)  The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, an event affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles), whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or

9

enlargement of the benefits or potential benefits intended to be made available under the Plan.

        (e)  In connection with a Change in Control or an event described in Section 4(e), the Committee may, in its discretion (i) cancel any or all outstanding Awards under the Plan in consideration for payment to the holder of each such cancelled Award of an amount equal to the portion of the consideration that would have been payable to such holder pursuant to such transaction if such Award had been fully vested and exercisable, and had been fully exercised, immediately prior to such transaction, less the exercise price if any that would have been payable therefor, or (ii) if the net amount referred to in clause (i) would be negative, cancel such Award for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash and/or securities or other property in the Committee's discretion.

        13.  CHANGE IN CONTROL. Except as otherwise expressly provided in the applicable Agreement, upon the occurrence of a Change in Control, all outstanding Options under this Plan shall become fully exercisable and all outstanding Awards (other than Options) under this Plan shall become fully vested and payable.

        14.  MISCELLANEOUS.

        (a)  Nothing in the Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the service or employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment or provision of service of the Participant with or without cause.

        (b)  The Company shall have a right to withhold from any payment of cash or Stock to a Participant or other person under the Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state, local income tax or such other applicable taxes ("Taxes") with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any Taxes before issuing any Stock pursuant to the Award. The Committee may, if it deems appropriate in the case of a Participant, withhold such Taxes through a reduction of the number of Shares delivered to such individual, or allow the Participant to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the Taxes with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

        (c)  Awards received by a Participant under this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement, or unless the Committee so determines. No provision of the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, including incentive arrangements providing for the issuance of options and stock, and awards that do not qualify under Section 162(m) of the Code, and such arrangements may be generally applicable or applicable only in specific cases.

        (d)  Except as the Committee may otherwise determine from time to time, (i) no Award and no right under any Award shall be

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assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant; (ii) each Award, and each right under any Award, shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative; and (iii) no Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company. The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

        (e)  This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

        (f)    Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the applicable Agreement. Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Sections 3(c) and 3(i) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, under this Plan.

        (g)  No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at such time be listed.

        (h)  To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Delaware and construed accordingly.

        (i)    In the event that any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (j)    No fractional shares shall be issued or delivered pursuant to this Plan or any Agreement, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

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Appendix C

THE AES CORPORATION
2001 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, AS
AMENDED1

ARTICLE 1
PURPOSE

        The AES Corporation desires to encourage and promote the growth and prosperity of the Company by helping to attract, retain and reward outside directors of the Company with equitable and competitive compensation opportunities and by allowing outside directors of the Company to share in the stock ownership of the Company pursuant to The AES Corporation 2001 Plan for Outside Directors.

ARTICLE 2
DEFINITIONS

        Section 2.01.    Definitions.    Whenever used in this Plan, the words and phrases set forth below shall have the following meanings:

        (a)  "Affiliates" shall mean, with respect to any entity, those entities directly or indirectly controlling, controlled by, or under common control with the Company; provided that no securityholder of the Company shall be deemed an "Affiliate" of any other securityholder of the Company solely by reason of any investment in the Company; and provided further that "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), when used with respect to any entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

        (b)  "Alternative Options" shall have the meaning set forth in Section 5.01(c).

        (c)  "Annual Option" shall have the meaning set forth in Section 5.01(a)(ii)

        (d)  "Annual Retainer Fees" shall mean annual retainer fees payable to an Outside Director in his capacity as such for service on the Board of Directors.

        (e)  "Board of Directors" shall mean the Board of Directors of the Company.

        (f)    "Change of Control" shall mean the first to occur of:

          (i)    an individual, corporation, partnership, group, associate or other entity or "person", as such term is defined in Section 14(d) of the Exchange Act of 1934, other than the Company or any employee benefit plan(s) sponsored by the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30%or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

          (ii)  individuals who constitute the Board of Directors on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any Approved Director (as hereinafter defined) shall be, for purposes of this subsection (ii), considered as though such person were a member of the Incumbent Board. An "Approved Director", for purposes of this subsection (ii), shall mean any person becoming a director subsequent to the

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The AES Corporation 2001 Stock Option Plan for Outside Directors was first adopted by the Board of Directors on January 29, 2001. It was approved by shareholders on April 19, 2001. The plan was amended by the Board of Directors on February 12, 2003, subject to shareholder approval.

1

  Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee of the Company for director), but shall not include any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board of Directors; or

          (iii)    the approval by the stockholders of the Company of a plan or agreement providing for a merger or consolidation of the Company other than with a wholly-owned subsidiary and other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or for a sale, exchange or other disposition of all or substantially all of the assets of the Company. If any of the events enumerated in this subsection (iii) occurs, the Board of Directors shall determine the effective date of the Change of Control resulting therefrom for purposes of this Plan.

        (g)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (h)  "Company" shall mean The AES Corporation, a Delaware corporation, or its successor.

        (i)    "Effective Date" shall mean January l, 2001, subject to its approval by the stockholders of the Company.

        (j)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k)  "Initial Option" shall have the meaning set forth in Section 5.01(a)(i).

        (l)    "Lead Option" shall have the meaning set forth in Section 5.01(a)(iii).

        (m)  "NYSE" shall mean the New York Stock Exchange, Inc.

        (n)  "Option" shall mean the right to purchase stock granted to an Outside Director under this Plan, and may be an Initial Option, an Annual Option, a Lead Option or an Alternate Option, as the context may require.

        (o)  "Optionee" shall mean any person who has the right to purchase stock pursuant to an Option granted under this Plan.

        (p)  "Option Valuation Methodology" shall mean the method specified by the Board of Directors from time to time for determining the number of shares of Stock to be subject to an Option and, if applicable, the exercise price thereof. The Option Valuation Methodology may be the Black-Scholes option valuation methodology or such other methodology as may be deemed reasonable by the Board of Directors.

        (q)  "Outside Director" shall mean any director of the Company who is not an employee of the Company or any of its Affiliates.

        (r)  "Plan" shall mean The AES Corporation 2001 Plan for Outside Directors.

        (s)  "Plan Year" shall mean, with respect to an Outside Director, the period commencing at

2

the time of election of directors at an annual meeting of stockholders of the Company (or the election of a class of directors if the Company then has a classified board), or such Outside Director's initial election or appointment to the Board of Directors if not at such an annual meeting of stockholders, and continuing until the close of business of the day preceding the next annual meeting of stockholders of the Company; provided, however, that the initial Plan Year shall begin on the day of the Company's 2001 annual meeting of stockholders.

        (t)    "Quoted market price" shall mean the closing price of the Stock on the last trading day immediately preceding the date of grant of an Option on the NYSE or on any national securities exchange on which the Stock at the time of grant may be listed; provided that if the Stock ceases to be so quoted or listed, the term "quoted market price" shall be the fair market value as of the date of grant of the Option as determined in good faith by the Board of Directors.

        (u)  "Retainer Fees" shall mean Annual Retainer Fees and Scheduled Retainer Fees.

        (v)  "Scheduled Retainer Fees" shall mean retainer fees payable to an Outside Director in his capacity as such for attending in person scheduled meetings of the Board of Directors (currently four times per year).

        (w)  "Securities Act" shall mean the Securities Act of 1933, as amended.

        (x)  "Stock" shall mean the Common Stock of the Company, par value $.01 per share.

        (y)  "Stock Option Administrator" shall mean one or more persons, who may be employees of the Company and/or Optionees, who is or are selected by the Company from time to time to be responsible for the day-to-day operations of this Plan.

        Section 2.02.    Word Usage.    Wherever used in this Plan, any word denoting the masculine shall include the feminine, and any word denoting the plural shall include the singular and vice versa unless the context indicates otherwise. As used in this Plan, the words "herein," "hereafter," or "hereunder," or any other compound of the words "here" shall refer to this Plan in its entirety and not to any subpart, unless the context indicates otherwise. Any reference in this Plan to a statute or a provision of a statute shall include any successor statute or provision thereto and any regulations promulgated thereunder.

ARTICLE 3
THE BOARD OF DIRECTORS

        Section 3.01.    The Board Of Directors.    This Plan shall be administered by the Board of Directors. The Board of Directors, subject to the provisions of this Plan and subject to such restrictions as the Board of Directors may make from time to time, shall have authority to modify, prescribe, amend and rescind rules and regulations relating to this Plan, to construe all Plan provisions and to determine any and all questions arising under this Plan. The determination of the Board of Directors shall be binding and conclusive on all persons.

        Section 3.02.    Action By The Board Of Directors.    A majority of the members of the Board of Directors constitute a quorum for the transaction of business. Any determination or action of the Board of Directors may be made or taken by a majority of the members of the Board of Directors present (either in person or by telephone) at any meeting of the Board of Directors, or without a meeting by resolution or instrument in writing signed by a majority of the members of the Board of Directors.

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ARTICLE 4
ELIGIBILITY

        Section 4.01.    Eligibility.    All Outside Directors shall be eligible to receive an Option.

ARTICLE 5
OUTSIDE DIRECTOR AWARDS

        Section 5.01.    Outside Director Awards.    Options shall be granted to Outside Directors in accordance with the policies established from time to time by the Board of Directors specifying the classes of directors (if the Company then has a classified board) to be granted such awards, the number of shares (if any) to be subject to each such award and the time(s) at which such awards shall be granted.

        (a)    Initial Policy with Respect to Options.    The initial policy with respect to Options granted to Outside Directors under this Section 5.01(a) effective as of the Effective Date and continuing until modified or revoked by the Board of Directors from time to time, shall be as follows:

          (i)    As of the date of each person's initial election or appointment as a member of the Board of Directors, such person, if he or she is an Outside Director, shall be granted an Option (an "Initial Option") to purchase a number of whole shares of Stock, which Initial Option shall have a grant date value to be determined by the Board of Directors in its sole discretion. The number of shares subject to such Initial Option shall be determined in accordance with the Option Valuation Methodology.

          (ii)  As of the date of each annual meeting of stockholders at which a director is elected or reelected as a member of the Board of Directors (or at which members of another class of directors are elected or reelected, if the Company then has a classified board), such director, if he or she is an Outside Director, he or she shall be granted an Option (an "Annual Option") to purchase a number of whole shares of Stock, which Annual Option shall have a grant date value equal to $40,000. The number of shares subject to such Annual Option shall be determined in accordance with the Option Valuation Methodology.

          (iii)    As of the date of any Outside Director's initial election or appointment as [lead Outside Director and/or non-executive Chairman] of the Board of Directors, such person may be granted at the election of the Board of Directors in its sole discretion, an Option (a "Lead Option") to purchase up to 300,000 whole shares of Stock, which Lead Option shall have a grant date value to be determined by the Board of Directors in its sole discretion. The number of shares, if any, subject to such Lead Option shall be determined in accordance with the Option Valuation Methodology, provided, however, that such number of shares shall not exceed 300,000 per Lead Option.

        (b)    Terms of Options.    Each Option shall be in writing and shall specify the number of shares of Stock which may be purchased pursuant to such Option and any conditions under which such Option has been granted. Each Option granted under Section 5.01 shall be subject to the following terms and conditions:

          (i)    Option Valuation Methodology; Exercise Price.    The Board of Directors shall employ the Option Valuation Methodology to determine the number of shares of Stock which may be purchased pursuant to an Option. The exercise price per share of Stock which may be purchased pursuant to an Initial or Annual Option shall be equal to 100% of the quoted market price on the date of grant of such Option.

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          (ii)    Term.    Each Option shall expire ten years after the date of grant of such Option, or such earlier date as such Option may no longer be exercised and cannot, by its terms, thereafter become exercisable.

          (iii)    Vesting and Exercisability.    The Board of Directors may establish terms regarding the times at which Options shall become vested and exercisable. Unless otherwise determined by the Board of Directors:

            (A)  an Initial Option shall vest and become exercisable by an Optionee in five annual installments at the rate of 20% per year (rounded to the nearest whole number), on the anniversary date of such Director's initial election or appointment to the Board of Directors.

            (B)  an Annual Option shall vest and become exercisable by an Optionee as to 100% of the number of shares subject to such Annual Option upon the completion of the Director's one-year term to which such Annual Option relates.

            (C)  a Lead Option shall vest and become exercisable by an Optionee in four annual installments at the rate of 25% per year (rounded to the nearest whole number), on the anniversary date of such Director's initial election or appointment as [lead Outside Director and/or non-executive Chairman of the Board of Directors, as applicable].

        (c)    Options Granted in Lieu of Retainer Fees and Annual Options.    Each Outside Director may elect to be granted an Option in lieu of receiving his Retainer Fees and Annual Options ("Alternative Options"). The value of an Alternative Option, determined under the Option Valuation Methodology, may be greater than the value of such Annual Fees and Annual Options.

          (i)    Elections.    An Outside Director shall make an election pursuant to this Section 5.01(c) by filing an election with the Company (the form of which shall be provided by the Company) prior to the beginning of a Plan Year or at such other date as may be specified by the Board of Directors. An election made by an Outside Director pursuant to this Section 5.01(c) shall be deemed continuing, and therefore applicable to Plan Years after the initial Plan Year covered by such election, until such election is modified or superseded by such Outside Director. Elections shall become irrevocable at the commencement of the Plan Year to which an election relates, unless the Board of Directors specifies a different time. Elections may be modified or revoked with respect to a subsequent Plan Year by filing a new election prior to the beginning of such subsequent Plan Year. The latest election filed with the Company shall be deemed to revoke all prior inconsistent elections that remain revocable at the time of filing of the latest election.

          (ii)    Initial Policy with Respect to Alternative Options.    The initial policy with respect to Alternative Options, effective as of the Effective Date and continuing until modified or revoked by the Board of Directors from time to time, shall be that each Outside Director who has elected to receive an Alternative Option in accordance with Section 5.01(c)(i) shall be granted, as of the close of business on the day that such Outside Director's Plan Year commences, an Alternative Option to purchase the number of whole shares of Stock, which Alternative Option shall have a value equal to the product of (A) the sum of (x) the amount of Retainer Fees for the Plan Year

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  in question and(y) the value of the Annual Options as determined under Section 5.01(a)(ii), multiplied by (B) 1.15 The number of shares subject to such Alternative Option shall be determined in accordance with the Option Valuation Methodology.

        (d)    Terms of Alternative Options.    Each Alternative Option shall be in writing and shall specify the number of shares of Stock which may be purchased pursuant to such Alternative Option and any conditions under which such Alternative Option has been granted. Each Alternative Option granted shall be subject to the following terms and conditions:

          (i)    Option Valuation Methodology; Exercise Price.    The Board of Directors shall employ the Option Valuation Methodology to determine the number of shares of Stock which may be purchased pursuant to an Alternative Option. Unless the Board of Directors shall determine otherwise, the exercise price per share of Stock which may be purchased pursuant to such Alternative Option shall be equal to 100% of the quoted market price on the date of grant of such Alternative Option.

          (ii)    Term.    Each Alternative Option shall expire ten years after the date of grant of such Alternative Option, or such earlier date as such Alternative Option may no longer be exercised and cannot, by its terms, thereafter become exercisable.

          (iii)    Vesting and Exercisability.    The Board of Directors may establish terms regarding the times at which Alternative Options shall become vested and exercisable. Unless otherwise determined by the Board of Directors, an Alternative Option shall vest and become exercisable by an Optionee as to 100% of the number of shares subject to such Alternative Option upon the completion of such Director's one year-term to which such Alternative Option relates.

          (iv)  The foregoing notwithstanding, upon a Change of Control, all Options shall become fully vested and exercisable upon a Change in Control. Unless otherwise determined by the Board of Directors, the portion of an Option that has not vested and become exercisable at the time of the termination of an Optionee's service prior to a Change in Control shall be forfeited.

        Section 5.02.    Maximum Shares Authorized Under This Plan.    The total number of shares of Stock for which Options can be granted pursuant to this Plan shall be 2,750,000 shares, subject to adjustment as provided in Article 7. The Company shall reserve, either from authorized but heretofore unissued Stock or from Stock reacquired by the Company and held in its treasury, the full number of shares of Stock necessary to satisfy all Options that may be granted under this Plan.

ARTICLE 6
EXERCISE OF OPTIONS

        Section 6.01.    Procedure For Exercising Options.    (a) Any Option may be exercised at any time during the period commencing with the first date permitted under the relevant vesting schedule and ending with the expiration date of the Option. An Optionee may exercise his Option for all or part of the number of shares of Stock which he is eligible to exercise under the terms of the Option.

        (b)  The exercise of an Option shall be effective only upon delivery to the Stock Option Administrator of (i) written notice of such exercise in the form prescribed by the Board of Directors and (ii) payment of the full purchase price of shares of Stock in respect of which notice of exercise is given. The notice shall specify the number of shares to be exercised and shall be signed by the Optionee. The full

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purchase price of the shares of Stock as to which an Option is exercised shall be paid to the Company in full, or adequate provision for such payment made, at the time of exercise at the election of the Optionee in cash. Notwithstanding the foregoing, if shares of Stock are listed on the NYSE or on any national securities exchange, the requirement of the payment in cash will be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker that is satisfactory to the Company to sell a sufficient number of shares of Stock which are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate purchase price of such shares plus any amounts required to be withheld, and pursuant to which the broker undertakes to deliver to the Company such amount not later than the date on which the sale transaction will settle in the ordinary course of business.

        Section 6.02.    Issuance Of Shares.    Until such time as the issuance of shares of Stock in the name of the Optionee is registered on the stockholders ledger of the Company, the Optionee shall have no rights of a stockholder of the Company, including without limitation the right to vote any such shares or to receive any dividends which are attributable to such shares.

        Section 6.03.    Disability.    Unless the Board of Directors shall determine otherwise, in the event an Optionee becomes "permanently and totally disabled" (as defined in Section 22(e)(3) of the Code) while in the continuous service of the Company, all Options held by such Optionee shall become fully vested and exercisable and shall expire on the earlier of (a) the date the Option would have expired had the Optionee continued in such service and (b) one (1) year after the date such service ceases because of such disability.

        Section 6.04.    Death.    Unless the Board of Directors shall determine otherwise, in the event of the death of an Optionee while in the continuous service of the Company, all Options held by such Optionee shall become fully vested and exercisable and shall automatically expire on the earlier of (a) the date the Option would have expired had the Optionee continued in such service and (b) one (1) year after such death. Any such Option may be exercised by the personal representative of the deceased Optionee's estate or by the person or persons to whom his rights under such Option have passed either by will or by the laws of descent and distribution. Any such Option is exercisable in the same manner and subject to the same conditions (other than the expiration date) which would have applied if the Optionee had exercised such Option before he died.

        Section 6.05.    Incapacity.    Unless the Board of Directors shall determine otherwise, in the event that an Optionee is adjudged to be mentally incompetent while in the continuous service of Company or during a period of permanent and total disability which commenced while in such service, the Optionee's guardian, conservator or legal representative shall have the right to exercise on behalf of the Optionee any Options granted to the Optionee.

        Section 6.06.    Termination Of Service.    Unless the Board of Directors shall determine otherwise, in the event that an Optionee's service with the Company terminates for any reason other than the death or disability of such Optionee, all Options held by such Optionee shall automatically expire on the earlier of (a) the date the Option would have expired had the Optionee continued in such service and (b) one hundred and eighty (180) days after the date that such Optionee's service ceases.

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        Section 6.07.    Transfer Of Options.    Except to the extent that an Option may be transferred by will or by the laws of descent and distribution as provided for in Section 6.04, no Option granted under this Plan shall be sold, assigned, transferred, conveyed, pledged or otherwise disposed of by the Optionee or by any other person having or claiming to have any rights thereto or therein, and no Option shall be subject to bankruptcy proceedings, claims of creditors, attachment, garnishment, execution, levy or other legal process against the Optionee or any such other person or their property.

ARTICLE 7
ADJUSTMENTS UPON RECAPITALIZATIONS AND OTHER CORPORATE EVENTS

        Section 7.01.    Recapitalizations.    In the event of any stock split, reverse stock split, stock dividend or other subdivision or combination of the Stock or other securities of the Company, the following shall be adjusted proportionately:

        (a)  the number of shares of Stock (or number and kind of other securities or property) with respect to which Options may thereafter be granted, including the aggregate and individual limits specified in Section 5.02.

        (b)  the number of shares of Stock or such other securities (or number and kind of other securities or property) subject to outstanding Options; and

        (c)  the grant, purchase or exercise price with respect to any Option; provided, however, that the number of shares subject to any Option shall always be a whole number.

        Section 7.02.    Other Corporate Events.    In the event of any merger, consolidation,, split up, spin off, combination or exchange of shares, or other recapitalization or change in capitalization or other similar corporate transaction or event that affects the Stock or other securities of the Company (other than any corporate event described in Section 7.01 or Section 7.03) and the Board of Directors determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of:

        (a)  the number of shares of Stock (or number and kind of other securities or property) with respect to which Options may thereafter be granted, including the limit specified in Section 5.02.

        (b)  the number of shares of Stock or such other securities (or number and kind of other securities or property) subject to outstanding Options; and

        (c)  the grant, purchase or exercise price with respect to any Option;or, if deemed appropriate, make provision for a cash payment to an Optionee; provided, however, that the number of shares subject to any Option shall always be a whole number.

        Section 7.03.    Termination Upon Liquidation.    A liquidation or dissolution of the Company shall cause all Options, to the extent not previously exercised, to terminate, unless the plan or agreement of liquidation or dissolution provides otherwise.

ARTICLE 8
MISCELLANEOUS

        Section 8.01.    Amendment And Termination Of This Plan And Any Options.    (a) This Plan shall terminate no later than January 1, 2011. Notwithstanding the immediately preceding sentence, the Company reserves the right, by action of its Board of Directors, to change, amend, modify or terminate this Plan (or any portion thereof) including without limitation the amount of Options to be granted to Outside Directors under this Plan at any time; provided

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that no such change, amendment, modification or termination shall be made without stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory status or requirement (including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act) for which or with which the Board of Directors deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Board of Directors may amend this Plan in such manner as may be necessary so as to have this Plan conform with local rules and regulations in any jurisdiction outside the United States. Neither the termination of this Plan (or any portion thereof) nor any change, amendment or modification shall have the effect of changing, amending, modifying or terminating in any way any Option which has been granted under this Plan prior to the effective date of any such change, amendment, modification or termination of this Plan.

        (b)  Subject to the terms of this Plan and applicable law, the Board of Directors may waive any conditions or rights under or change, amend, modify or terminate any Option theretofore granted, prospectively or retroactively.

        (c)  The Board shall not amend this Plan to increase the maximum shares authorized by Section 5.02 without stockholder approval, other than as set forth in Article 7.

        Section 8.02.    Compliance With Securities Laws.    Options shall not be granted, and shares of Stock shall not be issued, unless in the discretion of the Board of Directors all such grants and issuances shall comply with all relevant provisions of federal and state laws, including the Securities Act, the Exchange Act and the requirements of any interdealer quotation system or stock exchange upon which the Stock may then be quoted or listed. The Company may require Optionees to deliver representations, agreements and other documents at the time of exercise of Options, necessary to comply with any such laws, regulations and other requirements.

        Section 8.03.    Legends.    In the event the offer and sale of the Stock issued pursuant to this Plan has not been registered under the Securities Act, a legend shall be placed on any certificates representing such Stock stating that such shares have not been so registered and that the resale thereof is restricted.

        Section 8.04.    No Contract Intended.    Nothing in this Plan or in any Option granted pursuant to this Plan shall confer upon any Outside Director any right to continue in the service of the Company or interfere in any way with the right of the Company to terminate such Outside Director's service at any time.

        Section 8.05.    Non-exclusivity.    Nothing contained in this Plan or in an Option shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        Section 8.06.    Severability.    If any provision of this Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Option, or would disqualify this Plan or any Option under any law deemed applicable by the Board of Directors, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board of Directors, materially altering the intent of this Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of this Plan and any such Option shall remain in full force and effect.

        Section 8.07.    No Trust; Unsecured Status.    Neither this Plan nor any Option shall create or

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be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and an Optionee or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company.

        Section 8.08.    No Fractional Shares.    No fractional shares shall be issued or delivered pursuant to this Plan or any Option, and the Board of Directors shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

        Section 8.09.    Headings Not Controlling.    The titles to articles and the headings of sections in this Plan are placed herein for convenience of reference only and, in the case of any conflict, the text of this Plan rather than such titles or headings shall control.

        Section 8.10.    Effective Date.    This Plan shall be effective as of January 1, 2001, subject to its approval by the stockholders of the Company.

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PROXY
The AES Corporation

Proxy Solicited on Behalf of the Board of Directors of
The AES Corporation for Annual Meeting on May 1, 2003.

        THE UNDERSIGNED hereby appoints Roger W. Sant or Paul T. Hanrahan, or either of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of The AES Corporation ("AES") to be held at 9:30 a.m. EST on Thursday, May 1, 2003 at 1001 N. 19th St., Arlington, VA, or at any adjournment thereof, and to vote at such meeting the shares of common stock of AES the undersigned held of record on the books of AES on the record date for the meeting for the election for the nominees listed below, on Proposals 1, 2 and 3 referred to on the reverse side and described in the Proxy Statement, and on any other business before the meeting, with all powers the undersigned would possess if personally present.

(change of address/comments)
ELECTION OF DIRECTORS, NOMINEES:
Richard Darman	John H. McArthur
Alice F. Emerson	Philip A. Odeen
Paul T. Hanrahan	Charles O. Rossotti
Robert F. Hemphill, Jr.	Sven Sandstrom
Philip Lader	Roger W. Sant	(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your share unless you sign and return this card, or vote by telephone or the internet.

☒	Please mark your votes as in this example.	[6811]
This proxy when properly executed will be voted in the manner herein. If no direction is made, this proxy will be voted FOR Proposals 1, 2, and 3.

The Board of Directors recommends a vote FOR Company Proposals 1, 2, and 3

1. Election of Directors (see reverse) For / / Withheld / /
For, except vote withheld from the following nominee(s):

2. Approval and adoption of The AES Corporation 2003 Long-Term Compensation Plan For / / Withheld / /
3. Approval and adoption of a proposal to amend The AES Corporation 2001 Stock Option Plan for Outside Directors. For / / Withheld / /
Change of Address/
Comments on Reverse Side / /

All as more particularly described in the Proxy Statement relating to such meeting, receipt of which is hereby acknowledged.
Please sign exactly as name appears herein, Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signatures(s) Date

TELEPHONE AND INTERNET VOTING INSTRUCTIONS

You may use the telephone or the internet, 24 hours a day, 7 days a week, to vote. However, to ensure that your vote will be counted, please cast your internet or telephone vote before midnight on April 30, 2003. To access the telephone or internet voting instruction system, you must use the control number printed in the box above.

1.
To vote over the telephone: Using a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683).

2.
To vote over the internet: Log on to the internet and go to the web site http://www.eproxyvote.com/aes

3.
If you would like to receive The AES Corporation annual meeting materials online in the future, please access the Consent Site from the web address above, or go to the Consent Site directly at http://www.econsent.com/aes

Using the telephone or internet voting instruction system has the same effect as giving voting instructions by marking, signing, dating and returning your paper Proxy Card. If you use the telephone or Internet voting instruction system, there is no need for you to mail back your Proxy.

QuickLinks

SUMMARY COMPENSATION TABLE
Performance Unit Awards in 2003
Securities Authorized for Issuance under Equity Compensation Plans (As of December 31, 2002)
THE AES CORPORATION STOCK PRICE PERFORMANCE
NEW PLAN BENEFITS 2003 Long-Term Compensation Plan
New Plan Benefits
THE AES CORPORATION A Delaware Corporation (the "Company")
Audit Committee Charter
THE AES CORPORATION 2003 LONG TERM COMPENSATION PLAN (Effective Date: 2/12/031)
THE AES CORPORATION 2001 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, AS AMENDED1
ARTICLE 1 PURPOSE
ARTICLE 2 DEFINITIONS
ARTICLE 3 THE BOARD OF DIRECTORS
ARTICLE 4 ELIGIBILITY
ARTICLE 5 OUTSIDE DIRECTOR AWARDS
ARTICLE 6 EXERCISE OF OPTIONS
ARTICLE 7 ADJUSTMENTS UPON RECAPITALIZATIONS AND OTHER CORPORATE EVENTS
ARTICLE 8 MISCELLANEOUS